                                           Free Writing Prospectus
                                           Filed Pursuant to Rule 433
                                           Registration Statement No: 333-121559

                      [Banc of America Securities(TM) LOGO]

--------------------------------------------------------------------------------

     THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET
POOLS BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE
POSSIBILITY THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR
ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS)
AND ARE OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN
YOU ARE CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL
COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN
PRICED AND WE HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY
"INDICATIONS OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY
US, WILL NOT CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

     BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

MBS NEW ISSUE TERM SHEET

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-B
$478,411,000 (APPROXIMATE)

CLASSES 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1, 3-A-2, 4-A-1, 4-A-2, 5-A-1, 5-A-2,
6-A-1, 6-A-2, 7-A-1, 7-A-2, B-1, B-2 AND B-3 (OFFERED CERTIFICATES)

BANC OF AMERICA FUNDING CORPORATION
DEPOSITOR

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR

WELLS FARGO BANK, N.A.
TRUSTEE

BANK OF AMERICA, NATIONAL ASSOCIATION
SERVICER

FEBRUARY 14, 2006

--------------------------------------------------------------------------------

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received the preliminary prospectus. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

          THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED,
          AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR
          LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND
          PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR
          MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS
          SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN
          INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT
APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR
OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION
BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

                                                                               2

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

o    PRELIMINARY SUMMARY OF CERTIFICATES (To Roll)                         PG. 4

o    PRELIMINARY SUMMARY OF CERTIFICATES (To Maturity)                     PG. 6

o    PRELIMINARY SUMMARY OF TERMS                                          PG. 8

o    PRELIMINARY CREDIT SUPPORT                                           PG. 20

                                                                               3

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (approximate)
--------------------------------------------------------------------------------

                       PRELIMINARY SUMMARY OF CERTIFICATES

                                   TO ROLL (1)

                                                                 Est.      Expected
                                                        Est.    Prin.    Maturity to              Expected
            Approx.                                     WAL     Window    Roll @ 25%   Delay      Ratings
Class      Size (2)       Interest - Principal Type    (yrs)    (mos)        CPB        Days   (Moody's/S&P)
-----   --------------   ---------------------------   -----   -------   -----------   -----   -------------

OFFERED CERTIFICATES
1-A-1    28,927,000.00   Variable - Pass-Through (3)    1.93    1 - 36        36         19       Aaa/AAA
1-A-2     1,344,000.00   Variable - Pass-Through (3)    1.93    1 - 36        36         19       Aa1/AAA
2-A-1   141,479,000.00   Variable - Pass-Through (4)    2.39    1 - 60        60         19       Aaa/AAA
2-A-2     6,572,000.00   Variable - Pass-Through (4)    2.39    1 - 60        60         19       Aa1/AAA
3-A-1    24,039,000.00   Variable - Pass-Through (5)    2.87    1 - 84        84         19       Aaa/AAA
3-A-2     1,117,000.00   Variable - Pass-Through (5)    2.87    1 - 84        84         19       Aa1/AAA
4-A-1    26,472,000.00   Variable - Pass-Through (6)    1.91    1 - 35        35         19       Aaa/AAA
4-A-2     1,230,000.00   Variable - Pass-Through (6)    1.91    1 - 35        35         19       Aa1/AAA
5-A-1   128,409,000.00   Variable - Pass-Through (7)    2.54    1 - 59        59         19       Aaa/AAA
5-A-2     5,964,000.00   Variable - Pass-Through (7)    2.54    1 - 59        59         19       Aa1/AAA
6-A-1    21,536,000.00   Variable - Pass-Through (8)    2.90    1 - 83        83         19       Aaa/AAA
6-A-2     1,000,000.00   Variable - Pass-Through (8)    2.90    1 - 83        83         19       Aa1/AAA
7-A-1    70,410,000.00   Variable - Pass-Through (9)    3.18   1 - 119       119         19       Aaa/AAA
7-A-2     3,271,000.00   Variable - Pass-Through (9)    3.18   1 - 119       119         19       Aa1/AAA
B-1       8,924,000.00   Subordinate - Sequential       4.40   1 - 119       119         19       Aa2/AA
B-2       4,582,000.00   Subordinate - Sequential       4.40   1 - 119       119         19        A2/NR
B-3       3,135,000.00   Subordinate - Sequential       4.40   1 - 119       119         19       Baa2/NR

NOT OFFERED HEREUNDER
B-4       1,205,000.00                             INFORMATION NOT PROVIDED HEREIN
B-5       1,447,000.00
B-6       1,206,195.48
1-A-R           100.00

(1)  Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A, the Group 4-A, the Group 5-A, Group 6-A and the Group 7-A
     Certificates will be paid in full on the Distribution Date occurring in the month of February 2009, February 20011, February 2013, January 2009,
     January 2011, January 2013 and January 2016, respectively.

(2)  Class sizes are subject to change.

(3)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               4

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (approximate)
--------------------------------------------------------------------------------

(7)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 6 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 7 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 7 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               5

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                       PRELIMINARY SUMMARY OF CERTIFICATES

                                   TO MATURITY

                                                                 Est. Prin.     Expected               Expected
            Approx.                                   Est. WAL     Window        Final      Delay      Ratings
Class       Size (1)      Interest - Principal Type     (yrs)    (mos) (2)    Maturity (2)   Days   (Moody's/S&P)
-----   --------------   --------------------------   --------   ----------   ------------  -----   -------------
OFFERED CERTIFICATES

1-A-1    28,927,000.00   Variable - Pass-Through(3)     3.27       1 - 360         360        19       Aaa/AAA
1-A-2     1,344,000.00   Variable - Pass-Through(3)     3.27       1 - 360         360        19       Aa1/AAA
2-A-1   141,479,000.00   Variable - Pass-Through(4)     3.27       1 - 360         360        19       Aaa/AAA
2-A-2     6,572,000.00   Variable - Pass-Through(4)     3.27       1 - 360         360        19       Aa1/AAA
3-A-1    24,039,000.00   Variable - Pass-Through(5)     3.27       1 - 360         360        19       Aaa/AAA
3-A-2     1,117,000.00   Variable - Pass-Through(5)     3.27       1 - 360         360        19       Aa1/AAA
4-A-1    26,472,000.00   Variable - Pass-Through(6)     3.29       1 - 359         359        19       Aaa/AAA
4-A-2     1,230,000.00   Variable - Pass-Through(6)     3.29       1 - 359         359        19       Aa1/AAA
5-A-1   128,409,000.00   Variable - Pass-Through(7)     3.29       1 - 359         359        19       Aaa/AAA
5-A-2     5,964,000.00   Variable - Pass-Through(7)     3.29       1 - 359         359        19       Aa1/AAA
6-A-1    21,536,000.00   Variable - Pass-Through(8)     3.32       1 - 359         359        19       Aaa/AAA
6-A-2     1,000,000.00   Variable - Pass-Through(8)     3.32       1 - 359         359        19       Aa1/AAA
7-A-1    70,410,000.00   Variable - Pass-Through(9)     3.35       1 - 359         359        19       Aaa/AAA
7-A-2     3,271,000.00   Variable - Pass-Through(9)     3.35       1 - 359         359        19       Aa1/AAA
 B-1      8,924,000.00   Subordinate - Sequential       6.01       1 - 360         360        19       Aa2/AA
 B-2      4,582,000.00   Subordinate - Sequential       6.01       1 - 360         360        19        A2/NR
 B-3      3,135,000.00   Subordinate - Sequential       6.01       1 - 360         360        19       Baa2/NR

(1)  Class sizes are subject to change.

(2)  Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 6 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               6

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

(9)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 7 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 7 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               7

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Transaction:                     Banc of America Funding Corporation, Mortgage
                                 Pass-Through Certificates, Series 2006-B

Issuing Entity:                  Banc of America Funding 2006-B Trust

Lead Manager (Book Runner):      Banc of America Securities LLC

Servicer and Originator:         Bank of America, National Association

Sponsor:                         Bank of America, National Association

Depositor:                       Banc of America Funding Corporation

Trustee and Custodian:           Wells Fargo Bank, N.A.

Rating Agencies:                 Standard & Poor's, a division of The
                                 McGraw-Hill Companies, Inc. and Moody's
                                 Investors Service

Transaction Size:                $478,411,000 (+/- 5%)

Securities Offered:              $28,927,000 Class 1-A-1 Certificates
                                 $1,344,000 Class 1-A-2 Certificates
                                 $141,479,000 Class 2-A-1 Certificates
                                 $6,572,000 Class 2-A-2 Certificates
                                 $24,039,000 Class 3-A-1 Certificates
                                 $1,117,000 Class 3-A-2 Certificates
                                 $26,472,000 Class 4-A-1 Certificates
                                 $1,230,000 Class 4-A-2 Certificates
                                 $128,409,000 Class 5-A-1 Certificates
                                 $5,964,000 Class 5-A-2 Certificates
                                 $21,536,000 Class 6-A-1 Certificates
                                 $1,000,000 Class 6-A-2 Certificates
                                 $70,410,000 Class 7-A-1 Certificates
                                 $3,271,000 Class 7-A-2 Certificates
                                 $8,924,000 Class B-1 Certificates
                                 $4,582,000 Class B-2 Certificates
                                 $3,135,000 Class B-3 Certificates

The Mortgage Pool:               The "Mortgage Pool" will consist of adjustable
                                 rate, conventional, fully amortizing mortgage
                                 loans (the "Mortgage Loans") secured by first
                                 liens on one- to four-family properties. All of
                                 the Mortgage Loans were originated or acquired
                                 by Bank of America, National Association, which
                                 is an affiliate of the Depositor and Banc of
                                 America Securities LLC.

Group 1 Mortgage Loans:          3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 1 Mortgage Loans
                                 have a fixed interest rate for approximately 3
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 69.77% of
                                 the Group 1 Mortgage Loans require only
                                 payments of interest until the 37th payment.

                                                                               8

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Group 2 Mortgage Loans:          5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 2 Mortgage Loans
                                 have a fixed interest rate for approximately 5
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 65.25% of
                                 the Group 2 Mortgage Loans require only
                                 payments of interest until the 61st payment

Group 3 Mortgage Loans:          7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 3 Mortgage Loans
                                 have a fixed interest rate for approximately 7
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 48.17% of
                                 the Group 3 Mortgage Loans require only
                                 payments of interest until the 85th payment

Group 4 Mortgage Loans:          3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 4 Mortgage Loans
                                 have a fixed interest rate for approximately 3
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 93.64% of
                                 the Group 4 Mortgage Loans require only
                                 payments of interest until the 37th payment

Group 5 Mortgage Loans:          5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. All but one of the Group 5
                                 Mortgage Loans have a fixed interest rate for
                                 approximately 5 years and thereafter the
                                 Mortgage Loans have a variable interest rate.
                                 Approximately 75.47% of the Group 5 Mortgage
                                 Loans require only payments of interest until
                                 the 61st payment

Group 6 Mortgage Loans:          7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 6 Mortgage Loans
                                 have a fixed interest rate for approximately 7
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 86.81% of
                                 the Group 6 Mortgage Loans require only
                                 payments of interest until the 85th payment

Group 7 Mortgage Loans           10/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 7 Mortgage Loans
                                 have a fixed interest rate for approximately 10
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 98.78% of
                                 the Group 7 Mortgage Loans require only
                                 payments of interest until the 121st payment

Expected Pricing Date:           Week of February 13, 2006

Expected Closing Date:           On or about February 28, 2006

Distribution Date:               20th of each month, or the next succeeding
                                 business day (First Distribution Date: March
                                 20, 2006)

Cut-off Date:                    February 1, 2006

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 3-A-1,
                                 3-A-2, 4-A-1, 4-A-2, 5-A-1, 5-A-2, 6-A-1,
                                 6-A-2, 7-A-1 and 7-A-2 Certificates (the "Class
                                 A Certificates"). The Class 1-A-R Certificate
                                 is not offered hereunder.

                                                                               9

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Class B-4, B-5 and B-6 are not offered
                                 hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R Certificates.

Group 2-A Certificates:          Class 2-A-1 and 2-A-2 Certificates.

Group 3-A Certificates:          Class 3-A-1 and 3-A-2 Certificates.

Group 4-A Certificates:          Class 4-A-1 and 4-A-2 Certificates.

Group 5-A Certificates:          Class 5-A-1 and 5-A-2 Certificates.

Group 6-A Certificates:          Class 6-A-1 and 6-A-2 Certificates.

Group 7-A Certificates:          Class 7-A-1 and 7-A-2 Certificates.

Class A Certificates:            Group 1-A Certificates, Group 2-A Certificates,
                                 Group 3-A Certificates, Group 4-A Certificates,
                                 Group 5-A Certificates, Group 6-A Certificates
                                 and Group 7-A Certificates.

Super Senior Certificates:       Class 1-A-1, 2-A-1, 3-A-1, 4-A-1, 5-A-1, 6-A-1
                                 and 7-A-1 Certificates

Super Senior Support
   Certificates:                 Class 1-A-2, 2-A-2, 3-A-2, 4-A-2, 5-A-2, 6-A-2
                                 and 7-A-2 Certificates

Day Count:                       30/360

Final Scheduled Distribution
   Date:                         March 20, 2036

Prepayment Speed:                25% CPB. CPB represents an assumed annual rate
                                 of principal prepayment each month relative to
                                 the then outstanding principal balance of a
                                 pool of mortgage loans. In addition, CPB
                                 assumes the outstanding principal of each
                                 mortgage loans will be prepaid in full at the
                                 end of its respective fixed-rate period. A
                                 prepayment assumption of 0% CPB assumes
                                 constant prepayment rates of 0% per annum until
                                 the initial rate adjustment date, a prepayment
                                 assumption of 15% CPB assumes constant
                                 prepayment rates of 15% per annum until the
                                 initial rate adjustment date, a prepayment rate
                                 of 25% CPB assumes constant prepayment rates of
                                 25% per annum until the initial rate adjustment
                                 date and so forth.

                                                                              10

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Clearing:                        DTC, Clearstream and Euroclear

                                   Original
                                 Certificate      Minimum       Incremental
Denominations:                       Form      Denominations   Denominations
--------------                   -----------   -------------   -------------
Class A Offered Certificates      Book Entry      $ 1,000            $1
Class B Offered Certificates      Book Entry      $25,000            $1

Determination Date:              For any Distribution Date, the 16th day of the
                                 month in which the Distribution Date occurs or,
                                 if that day is not a business day, the
                                 immediately preceding business day.

Record Date:                     For any Distribution Date, the close of
                                 business on the last business day of the month
                                 preceding the month of that Distribution Date.

SMMEA Eligibility:               The Class A Certificates and the
                                 Class B-1 Certificates are expected to
                                 constitute "mortgage related securities" for
                                 purposes of SMMEA.

Tax Structure:                   For federal income tax purposes, one or more
                                 elections will be made to treat the Trust as
                                 one or more "real estate mortgage investment
                                 conduits" (each, a "REMIC").

Optional Termination Date:       At its option, the Servicer may, subject to
                                 certain conditions, purchase all remaining
                                 Mortgage Loans in the Trust and effect early
                                 retirement of the Certificates on any
                                 Distribution Date on or after which the
                                 aggregate Stated Principal Balance of the
                                 Mortgage Loans declines to 10% or less of the
                                 aggregate unpaid principal balance of the
                                 Mortgage Loans as of the Cut-off Date ("Cut-off
                                 Date Pool Principal Balance").

The Pooling Agreement:           The Certificates will be issued pursuant to a
                                 Pooling and Servicing Agreement (the "Pooling
                                 Agreement") to be dated the Closing Date, among
                                 the Depositor, the Master Servicer and the
                                 Trustee.

ERISA Eligibility:               A fiduciary or other person acting on behalf of
                                 any employee benefit plan or arrangement,
                                 including an individual retirement account,
                                 subject to the Employee Retirement Income
                                 Security Act of 1974, as amended ("ERISA"), the
                                 Code or any federal, state or local law
                                 ("Similar Law") which is similar to ERISA or
                                 the Code (collectively, a "Plan") should
                                 carefully review with its legal advisors
                                 whether the purchase or holding of an Offered
                                 Certificate could give rise to a transaction
                                 prohibited or not otherwise permissible under
                                 ERISA, the Code or Similar Law.

                                                                              11

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

ERISA Eligibility(continued):    The U.S. Department of Labor has extended to
                                 Banc of America Securities LLC an
                                 administrative exemption (the "Exemption") from
                                 certain of the prohibited transaction rules of
                                 ERISA and the related excise tax provisions of
                                 Section 4975 of the Code with respect to the
                                 initial purchase, the holding and the
                                 subsequent resale by certain Plans of
                                 certificates in pass-through trusts that
                                 consist of certain receivables, loans and other
                                 obligations that meet the conditions and
                                 requirements of the Exemption.

                                 The Exemption may cover the acquisition and
                                 holding of the Offered Certificates by the
                                 Plans to which it applies provided that all
                                 conditions of the Exemption other than those
                                 within the control of the investors are met. In
                                 addition, as of the date hereof, there is no
                                 single mortgagor that is the obligor on 5% of
                                 the initial balance of the Mortgage Pool.

                                 Prospective Plan investors should consult with
                                 their legal advisors concerning the impact of
                                 ERISA, the Code and Similar Law, the
                                 applicability of the Exemption, and the
                                 potential consequences in their specific
                                 circumstances, prior to making an investment in
                                 the Offered Certificates. Moreover, each Plan
                                 fiduciary should determine whether under the
                                 governing plan instruments and the applicable
                                 fiduciary standards of investment prudence and
                                 diversification, an investment in the Offered
                                 Certificates is appropriate for the Plan,
                                 taking into account the overall investment
                                 policy of the Plan and the composition of the
                                 Plan's investment portfolio.

                                                                              12

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Preliminary Priority of
                                 Distributions. The Senior Principal
                                 Distribution Amount for Group 1 will generally
                                 be allocated first to the Class 1-A-R
                                 Certificate and then to the Class 1-A-1 and
                                 Class 1-A-2 Certificates, pro rata, until their
                                 class balances have been reduced to zero. The
                                 Senior Principal Distribution Amount for Group
                                 2 will generally be allocated to the Class
                                 2-A-1 and Class 2-A-2 Certificates, pro rata,
                                 until their class balances have been reduced to
                                 zero. The Senior Principal Distribution Amount
                                 for Group 3 will generally be allocated to the
                                 Class 3-A-1 and Class 3-A-2 Certificates, pro
                                 rata, until their class balances have been
                                 reduced to zero. The Senior Principal
                                 Distribution Amount for Group 4 will generally
                                 be allocated to the Class 4-A-1 and Class 4-A-2
                                 Certificates, pro rata, until their class
                                 balances have been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 5 will
                                 generally be allocated to the Class 5-A-1 and
                                 Class 5-A-2 Certificates, pro rata, until their
                                 class balances have been reduced to zero. The
                                 Senior Principal Distribution Amount for Group
                                 6 will generally be allocated to the Class
                                 6-A-1 and Class 6-A-2 Certificates, pro rata,
                                 until their class balances have been reduced to
                                 zero. The Senior Principal Distribution Amount
                                 for Group 7 will generally be allocated to the
                                 Class 7-A-1 and Class 7-A-2 Certificates, pro
                                 rata, until their class balances have been
                                 reduced to zero. The Subordinate Principal
                                 Distribution Amount will generally be allocated
                                 to the Subordinate Certificates on a pro rata
                                 basis but will be distributed sequentially in
                                 accordance with their numerical class
                                 designations. After the class balances of the
                                 Class A Certificates of a Group have been
                                 reduced to zero, certain amounts otherwise
                                 payable to the Subordinate Certificates may be
                                 paid to the Class A Certificates of one or more
                                 of the other Groups. (Please see the
                                 "Preliminary Priority of Distributions" section
                                 below.)

                                                                              13

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Shifting Interest in             Additional credit enhancement is provided by
Prepayments:                     the allocation, subject to certain exceptions,
                                 of all principal prepayments and certain
                                 liquidation proceeds on the mortgage loans in a
                                 loan group to reduce the principal amount of
                                 the Class A Certificates of the related group
                                 during the first seven years after the closing
                                 date. In addition, a reduced, but still
                                 disproportionately large, allocation of these
                                 principal collections to reduce the principal
                                 amount of those Class A Certificates will occur
                                 during the eighth through eleventh years
                                 following the closing date. The
                                 disproportionate allocation of prepayments and
                                 certain liquidation proceeds on the mortgage
                                 loans in a loan group will accelerate the
                                 amortization of the related Class A
                                 Certificates relative to the amortization of
                                 the subordinate certificates. As a result, it
                                 is more likely that the credit support
                                 percentage for the Class A Certificates of a
                                 group will be maintained and may be increased
                                 during the first eleven years. (Please see the
                                 "Senior Prepayment Percentage" section below.)

Interest Accrual:                Interest will accrue on the Offered
                                 Certificates during each one-month period
                                 ending on the last day of the month preceding
                                 the month in which each Distribution Date
                                 occurs. The initial interest accrual period
                                 will be deemed to have commenced on February 1,
                                 2006. Interest that accrues on such class of
                                 Certificates during an interest accrual period
                                 will be calculated on the assumption that
                                 distributions that reduce the class balances
                                 thereof on the Distribution Date in that
                                 interest accrual period are made on the first
                                 day of the interest accrual period. Interest
                                 will be calculated on the basis of a 360-day
                                 year consisting of twelve 30-day months.

                                      The amount of interest that will accrue on
                                 your Certificates during each interest accrual
                                 period is equal to:

                                      (a) one-twelfth of the pass-through rate
                                 for your class multiplied by the principal
                                 balance of your Certificate on the Distribution
                                 Date, minus

                                      (b) the amount allocated to your class of
                                 certain interest shortfalls arising from the
                                 timing of prepayments on the Mortgage Loans,
                                 interest limitations applicable to certain
                                 military or similar personnel and interest
                                 losses allocated to your class. (See Disclosure
                                 Supplement for a more detailed description)

                                                                              14

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Administrative Fees:             The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee"), and (b) fees paid to the Trustee (the
                                 "Trustee Fee Rate"). The Administrative Fees
                                 will accrue on the Stated Principal Balance of
                                 each Mortgage Loan at a rate (the
                                 "Administrative Fee Rate") equal to the sum of
                                 the Servicing Fee Rate for such Mortgage Loan
                                 and the Master Servicing Fee Rate. The "Trustee
                                 Fee Rate" will be 0.0035% per annum. The
                                 Servicing Fee Rate for loans in Loan Group 1
                                 and Loan Group 4 will be 0.3750% per annum. The
                                 Servicing Fee Rate for Loan Group 2, Loan Group
                                 3, Loan Group 5, Loan Group 6 and Loan Group 7
                                 will be 0.2500% per annum.

Compensating Interest:           The aggregate Servicing Fee payable to a
                                 Servicer for any month will be reduced by an
                                 amount equal to the lesser of (i) the
                                 prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of
                                 0.2500% of the balance of the related Mortgage
                                 Loans. Such amounts will be used to cover full
                                 or partial prepayment interest shortfalls, if
                                 any, on the related Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over
                                 the Administrative Fee Rate.

                                                                              15

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date
                                 will be equal to the sum of (i) all scheduled
                                 installments of interest (net of the related
                                 Administrative Fees) and principal due on the
                                 Mortgage Loans in such Loan Group on the due
                                 date in the month in which such Distribution
                                 Date occurs and received prior to the related
                                 Determination Date, together with any advances
                                 in respect thereof or any compensating interest
                                 allocable to the Mortgage Loans in such Loan
                                 Group; (ii) all proceeds of any primary
                                 mortgage guaranty insurance policies and any
                                 other insurance policies with respect to the
                                 Mortgage Loans in such Loan Group, to the
                                 extent such proceeds are not applied to the
                                 restoration of the related mortgaged property
                                 or released to the mortgagor in accordance with
                                 the related Servicer's normal servicing
                                 procedures, and all other cash amounts received
                                 and retained in connection with the liquidation
                                 of defaulted Mortgage Loans in such Loan Group,
                                 by foreclosure or otherwise, during the
                                 calendar month preceding the month of such
                                 Distribution Date (in each case, net of
                                 unreimbursed expenses incurred in connection
                                 with a liquidation or foreclosure and
                                 unreimbursed advances, if any); (iii) all
                                 partial or full prepayments received on the
                                 Mortgage Loans in such Loan Group during the
                                 calendar month preceding the month of such
                                 Distribution Date; (iv) any substitution
                                 adjustment payments or purchase prices in
                                 connection with any defective Mortgage Loan in
                                 such Loan Group received with respect to such
                                 Distribution Date or amounts received in
                                 connection with the optional termination of the
                                 Trust as of such Distribution Date, reduced by
                                 amounts in reimbursement for advances
                                 previously made and other amounts as to which
                                 the related Servicer is entitled to be
                                 reimbursed pursuant to the Pooling and
                                 Servicing Agreement. The Pool Distribution
                                 Amounts will not include any profit received by
                                 the related Servicer on the foreclosure of a
                                 Mortgage Loan. Such amounts, if any, will be
                                 retained by the related Servicer as additional
                                 servicing compensation; and (v) any amounts
                                 required to be paid by an originator or the
                                 sponsor to the issuing entity during the prior
                                 calendar month with respect to the Mortgage
                                 Loans in such Loan Group as a result of a
                                 breach of certain representations and
                                 warranties regarding compliance with predatory
                                 or abusive lending laws (the "Reimbursement
                                 Amount"), net of any portion thereof used to
                                 reimburse any class of Certificates that
                                 previously bore a loss as a result of such
                                 breach.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate
                                 class balance of the Class A Certificates of
                                 the related Group immediately prior to such
                                 date, divided by (ii) the aggregate principal
                                 balance of such Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the
                                 Senior Percentage for such Loan Group for such
                                 date.

Subordinate Prepayment           The Subordinate  Prepayment  Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.

                                                                              16

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Senior Prepayment Percentage:    For the following Distribution Dates, will be
                                 as follows:

                                 Distribution Date                  Senior Prepayment Percentage
                                 -----------------                  ----------------------------

                                 March 2006 through February 2013   100%;

                                 March 2013 through February 2014   the applicable Senior Percentage plus,
                                                                    70% of the applicable Subordinate
                                                                    Percentage;

                                 March 2014 through February 2015   the applicable Senior Percentage plus,
                                                                    60% of the applicable Subordinate
                                                                    Percentage;

                                 March 2015 through February 2016   the applicable Senior Percentage plus,
                                                                    40% of the applicable Subordinate
                                                                    Percentage;

                                 March 2016 through February 2017   the applicable Senior Percentage plus,
                                                                    20% of the applicable Subordinate
                                                                    Percentage;

                                 March 2017 and thereafter          the applicable Senior Percentage;

                                 provided, however,

                                 (i)  if on any Distribution Date the sum of the
                                      class balances of the Class A Certificates
                                      of a Group divided by the aggregate
                                      principal balance of the related loan
                                      group (the "Aggregate Senior Percentage")
                                      exceeds such percentage calculated as of
                                      the Closing Date, then the Senior
                                      Prepayment Percentage for each Loan Group
                                      for such Distribution Date will equal
                                      100%,

                                 (ii) if on any Distribution Date prior to the
                                      March 2009 Distribution Date, prior to
                                      giving effect to any distributions, the
                                      percentage equal to the aggregate class
                                      balance of the Subordinate Certificates
                                      divided by the aggregate principal balance
                                      of the mortgage pool (the "Aggregate
                                      Subordinate Percentage") is greater than
                                      or equal to twice such percentage
                                      calculated as of the Closing Date, then
                                      the Senior Prepayment Percentage for each
                                      Loan Group for that Distribution Date will
                                      equal the applicable Senior Percentage for
                                      each Loan Group plus 50% of the
                                      Subordinate Percentage for such Loan
                                      Group, and

                                 (iii) if on any Distribution Date on or after
                                      the March 2009 Distribution Date, prior to
                                      giving effect to any distributions, the
                                      Aggregate Subordinate Percentage is
                                      greater than or equal to twice such
                                      percentage calculated as of the Closing
                                      Date, then the Senior Prepayment
                                      Percentage for each Loan Group for that
                                      Distribution Date will equal the Senior
                                      Percentage for such Loan Group.

                                 No decrease will occur if certain delinquency
                                 and loss tests are not met. For a more complete
                                 description, please see the Disclosure
                                 Supplement.

                                                                              17

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a)
                                 all monthly payments of principal due on each
                                 Mortgage Loan in such Loan Group on the related
                                 due date, (b) the principal portion of the
                                 purchase price (net of unreimbursed advances
                                 and other amounts as to which the Servicer is
                                 entitled to be reimbursed pursuant to the
                                 applicable servicing agreement) of each
                                 Mortgage Loan in such Loan Group that was
                                 repurchased and received during the calendar
                                 month preceding the month of that Distribution
                                 Date, (c) any substitution adjustment payments
                                 (net of unreimbursed advances and other amounts
                                 as to which the Servicer is entitled to be
                                 reimbursed pursuant to the applicable servicing
                                 agreement) in connection with any defective
                                 Mortgage Loan in such Loan Group received
                                 during the calendar month preceding the month
                                 of that Distribution Date, (d) any liquidation
                                 proceeds (net of unreimbursed expenses and
                                 unreimbursed advances, if any) allocable to
                                 recoveries of principal of any Mortgage Loans
                                 in such Loan Group that are not yet liquidated
                                 Mortgage Loans received during the calendar
                                 month preceding the month of such Distribution
                                 Date, (e) with respect to each Mortgage Loan in
                                 such Loan Group that became a liquidated
                                 Mortgage Loan during the calendar month
                                 preceding the month of such Distribution Date,
                                 the amount of liquidation proceeds (other than
                                 any foreclosure profits net of unreimbursed
                                 expenses and unreimbursed advances, if any)
                                 allocable to principal received with respect to
                                 such Mortgage Loan during the calendar month
                                 preceding the month of such Distribution Date
                                 and (f) all full and partial principal
                                 prepayments on any Mortgage Loans in such Loan
                                 Group received during the calendar month
                                 preceding the month of such Distribution Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such
                                 Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described
                                 in clauses (e) and (f) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage
                                 for such Loan Group of the amounts described in
                                 clauses (a) through (d) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of
                                 the amounts described in clauses (e) and (f) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date. See the
                                 Disclosure Supplement for the allocation of the
                                 Subordinate Principal Amount Among Subordinate
                                 Certificates.

                                                                              18

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Fractional Interest:             With respect to any Distribution Date and each
                                 class of Class B Certificates, in connection
                                 with the allocation of the Subordinate
                                 Principal Distribution Amount among the Class B
                                 Certificates, will equal (i) the aggregate of
                                 the class balances immediately prior to such
                                 Distribution Date of all classes of Class B
                                 Certificates, that have higher numerical class
                                 designations than such class, divided by (ii)
                                 the Pool Principal Balance immediately prior to
                                 such Distribution Date.

                                 The approximate Fractional Interests for the
                                 Subordinate Certificates on the Closing Date
                                 are expected to be as follows:

                                              CLASS 1-B CERTIFICATES
                                 Class B-1..............................   2.40%
                                 Class B-2..............................   1.45%
                                 Class B-3..............................   0.80%
                                 Class B-4..............................   0.55%
                                 Class B-5..............................   0.25%
                                 Class B-6..............................   0.00%

                                                                              19

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-B   $478,411,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                           PRELIMINARY CREDIT SUPPORT

The Class B Certificates provide credit support for Class A Certificates. In addition, under certain circumstances principal otherwise payable to the Class B
Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A
Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      SUBORDINATION OF CLASS B CERTIFICATES
                             ----------------------
                                     Class A
                             Credit Support (4.25%)
                             ----------------------
                                    Class B-1
                             Credit Support (2.40%)
                             ----------------------
    Priority of Payment             Class B-2                Order of Loss
                             Credit Support (1.45%)           Allocation
                             ----------------------
                                    Class B-3
                             Credit Support (0.80%)
                             ----------------------
                                    Class B-4
                             Credit Support (0.55%)
                             ----------------------
                                    Class B-5
                             Credit Support (0.25%)
                             ----------------------
                                    Class B-6
                             Credit Support (0.00%)
                             ----------------------

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS

Distributions to the Class A Certificates on a group and the Class B
Certificates will be made on each Distribution Date from the Pool Distribution
Amount in the following order of priority:

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
          ------------------------------------------------------------
             First, to the related Class A Certificates of each Loan
                             Group to pay Interest;
          ------------------------------------------------------------
                                       |
                                       |
          ------------------------------------------------------------
            Second, to the related Class A Certificates of each Loan
                             Group to pay Principal;
          ------------------------------------------------------------
                                       |
                                       |
          ------------------------------------------------------------
                Third, sequentially, to each class of Subordinate
          Certificates to pay Interest and then Principal in the order of numerical class designations, beginning with Class B-1
                                Certificates; and
          ------------------------------------------------------------
                                       |
                                       |
          ------------------------------------------------------------
              Fourth, to the Class 1-A-R Certificate, any remaining
                                    amounts.
          ------------------------------------------------------------

For a copy of the Base Prospectus or a more detailed description of the
Transaction Parties, Risk Factors, or other salient deal features please see the
Disclosure Supplement.

                                                                              20

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                      [Banc of America Securities(TM) LOGO]

--------------------------------------------------------------------------------

                 MBS NEW ISSUE TERM SHEET - COLLATERAL APPENDIX

                       BANC OF AMERICA FUNDING CORPORATION
                                    DEPOSITOR

                      BANC OF AMERICA FUNDING 2006-B TRUST
                                 ISSUING ENTITY

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-B
                           $478,411,000 (APPROXIMATE)

                                FEBRUARY 14, 2006

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                           GROUP 1 COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 69.77% of the Group
1 Mortgage Loans require only the payment of interest until the 37th payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.000% to 12.875%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                              COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                              ------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                    $31,614,977
TOTAL NUMBER OF LOANS                                                      53
AVERAGE LOAN PRINCIPAL BALANCE                                       $596,509      $77,900 to $1,252,500
WA GROSS COUPON                                                        6.080%           5.000% to 6.875%
WA FICO                                                                   746                 635 to 816
WA ORIGINAL TERM                                                   360 months
WA REMAINING TERM                                                  359 months          355 to 360 months
WA OLTV                                                                74.75%           28.86% to 90.00%
WA DTI                                                                 39.16%            1.70% to 59.90%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                             35 months            31 to 36 months
WA GROSS MARGIN                                                        2.250%
WA RATE CEILING                                                       12.057%         10.000% to 12.875%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES         FL            29.35%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   CA            19.12%
BALANCE                                                  AZ             7.83%
                                                         SC             7.67%
                                                         IL             5.35%
PERCENTAGE OF "ALTERNATIVE" UNDERWRITING GUIDELINE
MORTGAGE LOANS                                                          0.00%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                    0.00%
PERCENTAGE OF BUYDOWN LOANS                                             0.00%

                                                                               2

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 1 MORTGAGE LOANS (1)

                                                                  PERCENT OF
                                                                  AGGREGATE      AVERAGE
                                                 AGGREGATE       STATISTICAL   STATISTICAL
                                 NUMBER OF      STATISTICAL         CUT-OFF      CUT-OFF       WEIGHTED       WEIGHTED
                                  MORTGAGE        CUT-OFF         PRINCIPAL     PRINCIPAL      AVERAGE         AVERAGE
OCCUPANCY                          LOANS     PRINCIPAL BALANCE     BALANCE       BALANCE     CREDIT SCORE   ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Primary Residence                   44         $25,933,988.05       82.03%     $589,408.82        744          74.55%
Second Home                          9           5,680,989.12       17.97       631,221.01        759          75.65
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                              53         $31,614,977.17      100.00%     $596,509.00        746          74.75%
=======================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

                                                                  PERCENT OF
                                                                  AGGREGATE      AVERAGE
                                                 AGGREGATE       STATISTICAL   STATISTICAL
                                 NUMBER OF      STATISTICAL         CUT-OFF      CUT-OFF       WEIGHTED       WEIGHTED
                                  MORTGAGE        CUT-OFF         PRINCIPAL     PRINCIPAL      AVERAGE         AVERAGE
PROPERTY TYPE                      LOANS     PRINCIPAL BALANCE     BALANCE       BALANCE     CREDIT SCORE   ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Single Family Residence             25         $14,744,270.99       46.64%     $589,770.84        734          74.10%
PUD                                 16           8,850,586.18       27.99       553,161.64        751          76.98
Condominium                         12           8,020,120.00       25.37       668,343.33        764          73.48
------------------------------------------------------------------------------------------------------------------------
TOTAL:                              53         $31,614,977.17      100.00%     $596,509.00        746          74.75%
========================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 1 MORTGAGE LOANS

                                                                  PERCENT OF
                                                                  AGGREGATE      AVERAGE
                                                 AGGREGATE       STATISTICAL   STATISTICAL
                                 NUMBER OF      STATISTICAL         CUT-OFF      CUT-OFF       WEIGHTED       WEIGHTED
                                  MORTGAGE       CUT-OFF          PRINCIPAL     PRINCIPAL      AVERAGE         AVERAGE
PURPOSE                            LOANS     PRINCIPAL BALANCE     BALANCE       BALANCE     CREDIT SCORE   ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Purchase                            34         $20,196,385.30       63.88%     $594,011.33        754          77.07%
Refinance-Cashout                   14           8,324,443.70       26.33       594,603.12        731          69.44
Refinance-Rate/Term                  3           1,706,000.00        5.40       568,666.67        763          70.68
Cons/Perm                            2           1,388,148.17        4.39       694,074.09        712          77.87
------------------------------------------------------------------------------------------------------------------------
TOTAL:                              53         $31,614,977.17      100.00%     $596,509.00        746          74.75%
========================================================================================================================

                                                                               3

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 1 MORTGAGE LOANS (1)

                                                                       PERCENT OF             AVERAGE        WEIGHTED   WEIGHTED
                                 NUMBER OF        AGGREGATE             AGGREGATE           STATISTICAL       AVERAGE    AVERAGE
                                  MORTGAGE   STATISTICAL CUT-OFF   STATISTICAL CUT-OFF        CUT-OFF         CREDIT    ORIGINAL
GEOGRAPHIC AREA                    LOANS      PRINCIPAL BALANCE     PRINCIPAL BALANCE    PRINCIPAL BALANCE     SCORE       LTV
--------------------------------------------------------------------------------------------------------------------------------

Arizona                               4         $ 2,474,013.00             7.83%            $618,503.25         790      77.31%
California                           11           6,045,810.00            19.12              549,619.09         746      65.05
Colorado                              2           1,367,932.86             4.33              683,966.43         781      72.45
Connecticut                           2             945,800.00             2.99              472,900.00         733      73.92
Florida                              14           9,278,030.27            29.35              662,716.45         741      77.26
Hawaii                                1             441,600.00             1.40              441,600.00         727      80.00
Illinois                              2           1,692,500.00             5.35              846,250.00         745      76.30
Indiana                               1             708,000.00             2.24              708,000.00         772      80.00
Massachusetts                         1             514,800.00             1.63              514,800.00         683      90.00
Michigan                              1             550,000.00             1.74              550,000.00         701      44.53
Missouri                              1             570,000.00             1.80              570,000.00         639      69.51
New Jersey                            2           1,259,479.12             3.98              629,739.56         704      80.00
New Mexico                            2           1,020,000.00             3.23              510,000.00         743      80.00
North Carolina                        1             600,000.00             1.90              600,000.00         772      80.00
South Carolina                        5           2,425,600.00             7.67              485,120.00         760      80.69
Virginia                              2             996,000.00             3.15              498,000.00         753      80.00
Washington                            1             725,411.92             2.29              725,411.92         777      76.54
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               53         $31,614,977.17           100.00%            $596,509.00         746      74.75%
================================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 3.96% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                               4

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
CURRENT MORTGAGE LOAN             MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
PRINCIPAL BALANCES ($)             LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

50,000.01 - 100,000.00                1       $    77,900.00           0.25%         $   77,900.00          816            28.86%
400,000.01 - 450,000.00               9         3,930,210.00          12.43             436,690.00          738            74.39
450,000.01 - 500,000.00               9         4,303,213.00          13.61             478,134.78          734            78.39
500,000.01 - 550,000.00               8         4,244,186.09          13.42             530,523.26          732            74.50
550,000.01 - 600,000.00               8         4,653,999.95          14.72             581,749.99          745            70.00
600,000.01 - 650,000.00               4         2,525,399.12           7.99             631,349.78          727            77.30
650,000.01 - 700,000.00               1           662,736.25           2.10             662,736.25          641            79.32
700,000.01 - 750,000.00               4         2,933,411.92           9.28             733,352.98          772            70.62
750,000.01 - 800,000.00               1           770,000.00           2.44             770,000.00          811            71.63
800,000.01 - 850,000.00               3         2,503,000.00           7.92             834,333.33          790            76.40
850,000.01 - 900,000.00               1           856,000.00           2.71             856,000.00          762            80.00
900,000.01 - 950,000.00               1           945,000.00           2.99             945,000.00          800            72.97
950,000.01 - 1,000,000.00             2         1,957,420.84           6.19             978,710.42          734            79.96
1,000,000.01 - 1,500,000.00           1         1,252,500.00           3.96           1,252,500.00          743            75.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               53       $31,614,977.17         100.00%         $  596,509.00          746            74.75%
===================================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 1 Mortgage Loans is expected to be approximately $596,509.

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
ORIGINAL LOAN-TO-VALUE            MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
RATIOS (%)                         LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

25.01 - 30.00                         1       $    77,900.00           0.25%          $ 77,900.00           816            28.86%
35.01 - 40.00                         1           600,000.00           1.90            600,000.00           693            35.29
40.01 - 45.00                         2           981,550.00           3.10            490,775.00           729            44.74
55.01 - 60.00                         2         1,350,000.00           4.27            675,000.00           771            58.73
65.01 - 70.00                         5         2,945,932.86           9.32            589,186.57           740            68.16
70.01 - 75.00                         8         6,148,500.00          19.45            768,562.50           765            73.62
75.01 - 80.00                        32        18,496,294.31          58.50            578,009.20           743            79.75
80.01 - 85.00                         1           500,000.00           1.58            500,000.00           771            83.33
85.01 - 90.00                         1           514,800.00           1.63            514,800.00           683            90.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               53       $31,614,977.17         100.00%          $596,509.00           746            74.75%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately
     74.75%.

                                                                               5

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 1 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
CURRENT MORTGAGE INTEREST         MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
RATES (%)                          LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

4.751 - 5.000                         1       $   725,411.92           2.29%          $725,411.92           777            76.54%
5.001 - 5.250                         1           441,600.00           1.40            441,600.00           727            80.00
5.251 - 5.500                         2           960,800.00           3.04            480,400.00           728            78.45
5.501 - 5.750                         6         3,834,310.00          12.13            639,051.67           772            79.90
5.751 - 6.000                        16         9,601,320.00          30.37            600,082.50           749            71.77
6.001 - 6.250                        12         7,077,076.23          22.39            589,756.35           746            73.54
6.251 - 6.500                        10         6,048,243.65          19.13            604,824.37           737            77.00
6.501 - 6.750                         4         2,306,736.25           7.30            576,684.06           741            71.90
6.751 - 7.000                         1           619,479.12           1.96            619,479.12           675            80.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               53       $31,614,977.17         100.00%          $596,509.00           746            74.75%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 6.080% per annum.

                 GROSS MARGINS OF THE GROUP 1 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
GROSS MARGIN (%)                   LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                        53       $31,614,977.17         100.00%          $596,509.00           746            74.75%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               53       $31,614,977.17         100.00%          $596,509.00           746            74.75%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 1
     Mortgage Loans is expected to be approximately 2.250% per annum.

                                                                               6

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                 RATE CEILINGS OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                    PERCENT OF
                                                 AGGREGATE           AGGREGATE           AVERAGE       WEIGHTED
                                 NUMBER OF      STATISTICAL      STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE     WEIGHTED
                                  MORTGAGE   CUT-OFF PRINCIPAL     OFF PRINCIPAL      OFF PRINCIPAL     CREDIT       AVERAGE
RATE CEILINGS (%)                  LOANS          BALANCE             BALANCE            BALANCE         SCORE    ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------

9.751 - 10.000                        1        $   725,411.92           2.29%          $725,411.92        777        76.54%
11.001 - 11.250                       1            441,600.00           1.40            441,600.00        727        80.00
11.251 - 11.500                       2            960,800.00           3.04            480,400.00        728        78.45
11.501 - 11.750                       6          3,834,310.00          12.13            639,051.67        772        79.90
11.751 - 12.000                      16          9,601,320.00          30.37            600,082.50        749        71.77
12.001 - 12.250                      12          7,077,076.23          22.39            589,756.35        746        73.54
12.251 - 12.500                      10          6,048,243.65          19.13            604,824.37        737        77.00
12.501 - 12.750                       4          2,306,736.25           7.30            576,684.06        741        71.90
12.751 - 13.000                       1            619,479.12           1.96            619,479.12        675        80.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               53        $31,614,977.17         100.00%          $596,509.00        746        74.75%
==============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 12.057% per annum.

           FIRST RATE ADJUSTMENT DATE OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                    PERCENT OF
                                                 AGGREGATE           AGGREGATE           AVERAGE       WEIGHTED
                                 NUMBER OF      STATISTICAL      STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE     WEIGHTED
                                  MORTGAGE   CUT-OFF PRINCIPAL     OFF PRINCIPAL      OFF PRINCIPAL     CREDIT       AVERAGE
FIRST RATE ADJUSTMENT DATE         LOANS          BALANCE             BALANCE            BALANCE         SCORE    ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------

September 1, 2008                     1        $   514,800.00           1.63%          $514,800.00        683        90.00%
October 1, 2008                       1            479,200.00           1.52            479,200.00        744        80.00
November 1, 2008                      1            480,800.00           1.52            480,800.00        741        80.00
December 1, 2008                      4          2,306,048.17           7.29            576,512.04        751        76.99
January 1, 2009                      18         10,592,836.05          33.51            588,490.89        743        76.65
February 1, 2009                     28         17,241,292.95          54.54            615,760.46        750        72.54
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               53        $31,614,977.17         100.00%          $596,509.00        746        74.75%
==============================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

                                                                               7

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                REMAINING TERMS OF THE GROUP 1 MORTGAGE LOANS (1)

                                                                    PERCENT OF
                                                 AGGREGATE           AGGREGATE           AVERAGE       WEIGHTED
                                 NUMBER OF      STATISTICAL      STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE     WEIGHTED
                                  MORTGAGE   CUT-OFF PRINCIPAL     OFF PRINCIPAL      OFF PRINCIPAL     CREDIT       AVERAGE
REMAINING TERM (MONTHS)            LOANS          BALANCE             BALANCE            BALANCE         SCORE    ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------

341 - 360                            53        $31,614,977.17         100.00%          $596,509.00        746        74.75%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               53        $31,614,977.17         100.00%          $596,509.00        746        74.75%
==============================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

          CREDIT SCORING OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                    PERCENT OF
                                                 AGGREGATE           AGGREGATE           AVERAGE       WEIGHTED
                                 NUMBER OF      STATISTICAL      STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE     WEIGHTED
                                  MORTGAGE   CUT-OFF PRINCIPAL     OFF PRINCIPAL      OFF PRINCIPAL     CREDIT       AVERAGE
 CREDIT SCORES                     LOANS          BALANCE             BALANCE            BALANCE         SCORE    ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------

801 - 850                             7        $ 3,721,500.00          11.77%          $531,642.86        806        75.98%
751 - 800                            21         13,346,137.78          42.21            635,530.37        778        75.60
701 - 750                            12          7,272,099.95          23.00            606,008.33        736        72.22
651 - 700                            10          5,519,449.96          17.46            551,945.00        678        74.70
601 - 650                             3          1,755,789.48           5.55            585,263.16        639        76.34
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               53        $31,614,977.17         100.00%          $596,509.00        746        74.75%
==============================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                               8

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                AGGREGATE        AGGREGATE          AVERAGE
                                 NUMBER OF  STATISTICAL CUT-  STATISTICAL CUT-  STATISTICAL CUT-                      WEIGHTED
ORIGINAL DEBT-TO-                MORTGAGE     OFF PRINCIPAL    OFF PRINCIPAL    OFF PRINCIPAL     WEIGHTED AVERAGE    AVERAGE
INCOME RATIOS (%)                 LOANS          BALANCE           BALANCE          BALANCE          CREDIT SCORE   ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

1.01 - 5.00                           1      $   840,000.00          2.66%         $840,000.00           809            80.00%
15.01 - 20.00                         3        1,789,199.95          5.66           596,399.98           762            71.62
20.01 - 25.00                         3        1,075,832.86          3.40           358,610.95           793            71.24
25.01 - 30.00                         4        2,323,600.00          7.35           580,900.00           795            77.23
30.01 - 35.00                         8        4,576,673.00         14.48           572,084.13           769            75.43
35.01 - 40.00                         7        4,633,910.84         14.66           661,987.26           719            77.04
40.01 - 45.00                        11        6,812,892.35         21.55           619,353.85           726            77.46
45.01 - 50.00                         6        3,678,800.00         11.64           613,133.33           754            77.28
50.01 - 55.00                         2        1,278,656.25          4.04           639,328.13           695            79.65
55.01 - 60.00                         8        4,605,411.92         14.57           575,676.49           737            64.21
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               53      $31,614,977.17        100.00%         $596,509.00           746            74.75%
================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 1 Mortgage Loans is expected to be approximately 39.16%.

           MONTHS SINCE ORIGINATION OF THE GROUP 1 MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                AGGREGATE        AGGREGATE          AVERAGE
                                 NUMBER OF  STATISTICAL CUT-  STATISTICAL CUT-  STATISTICAL CUT-                      WEIGHTED
MONTHS SINCE                     MORTGAGE     OFF PRINCIPAL    OFF PRINCIPAL    OFF PRINCIPAL     WEIGHTED AVERAGE    AVERAGE
ORIGINATION                        LOANS         BALANCE           BALANCE          BALANCE          CREDIT SCORE   ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

1 - 6                                51      $30,226,829.00         95.61%         $592,682.92           748            74.61%
13 - 18                               1          725,411.92          2.29           725,411.92           777            76.54
19 - 24                               1          662,736.25          2.10           662,736.25           641            79.32
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               53      $31,614,977.17        100.00%         $596,509.00           746            74.75%
================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 1 Mortgage Loans is expected to be approximately 2 months.

                                                                               9

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                           GROUP 2 COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 65.25% of the Group
2 Mortgage Loans require only the payment of interest until the 61st payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.625% to 12.250%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                              COLLATERAL SUMMARY    RANGE (IF APPLICABLE)
                                                              ------------------   ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                      $154,622,605
TOTAL NUMBER OF LOANS                                                        286
AVERAGE LOAN PRINCIPAL BALANCE                                          $540,638   $188,000 to $1,000,000
WA GROSS COUPON                                                           5.854%         4.625% to 7.250%
WA FICO                                                                      739               621 to 813
WA ORIGINAL TERM                                                      360 months        240 to 360 months
WA REMAINING TERM                                                     355 months        239 to 360 months
WA OLTV                                                                   73.19%         21.38% to 95.00%
WA DTI                                                                    35.41%          6.11% to 68.60%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                55 months          14 to 60 months
WA GROSS MARGIN                                                           2.250%
WA RATE CEILING                                                          10.854%        9.625% to 12.250%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES         CA               46.86%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   FL               10.07%
BALANCE                                                  VA                9.67%
                                                         AZ                3.56%
                                                         MD                3.27%
PERCENTAGE OF "ALTERNATIVE" UNDERWRITING GUIDELINE
MORTGAGE LOANS                                                             0.00%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                       0.00%
PERCENTAGE OF BUYDOWN LOANS                                                0.00%

                                                                              10

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
OCCUPANCY                          LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Primary Residence                   255       $138,394,227.52         89.50%          $542,722.46           739           73.63%
Second Home                          23         12,076,378.54          7.81            525,059.94           749           68.35
Investor Property                     8          4,151,998.84          2.69            518,999.86           730           72.47
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              286       $154,622,604.90        100.00%          $540,638.48           739           73.19%
===================================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
PROPERTY TYPE                      LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Single Family Residence             162       $ 87,876,198.57         56.83%          $542,445.67           739           71.94%
PUD                                  75         41,766,916.08         27.01            556,892.21           738           73.71
Condominium                          42         20,622,807.17         13.34            491,019.22           746           77.46
2-Family                              5          3,325,483.08          2.15            665,096.62           724           70.87
3-Family                              1            600,000.00          0.39            600,000.00           730           80.00
Townhouse                             1            431,200.00          0.28            431,200.00           745           80.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              286       $154,622,604.90        100.00%          $540,638.48           739           73.19%
===================================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
PURPOSE                            LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Purchase                            192       $104,486,089.64         67.57%          $544,198.38           745            77.16%
Refinance-Cashout                    48         25,591,672.40         16.55            533,159.84           728            65.46
Refinance-Rate/Term                  46         24,544,842.86         15.87            533,583.54           729            64.35
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              286       $154,622,604.90        100.00%          $540,638.48           739            73.19%
===================================================================================================================================

                                                                              11

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
GEOGRAPHIC AREA                    LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Alabama                               1       $    528,000.00          0.34%          $528,000.00           730           80.00%
Arizona                              10          5,506,750.51          3.56            550,675.05           767           74.23
Arkansas                              1            613,629.06          0.40            613,629.06           733           75.46
California                          129         72,452,213.88         46.86            561,645.07           738           72.48
Colorado                              2            787,185.62          0.51            393,592.81           678           71.27
Connecticut                           2          1,173,500.00          0.76            586,750.00           746           61.79
District of Columbia                  6          2,734,015.84          1.77            455,669.31           736           71.31
Florida                              29         15,570,518.14         10.07            536,914.42           734           71.78
Georgia                               6          2,631,050.92          1.70            438,508.49           734           79.97
Hawaii                                2            975,160.00          0.63            487,580.00           735           74.07
Idaho                                 1            492,000.00          0.32            492,000.00           736           80.00
Illinois                              4          2,173,378.71          1.41            543,344.68           715           73.18
Kansas                                2            939,466.39          0.61            469,733.20           737           65.45
Louisiana                             1            519,444.08          0.34            519,444.08           627           80.00
Maine                                 1            480,000.00          0.31            480,000.00           804           80.00
Maryland                             10          5,060,790.99          3.27            506,079.10           729           72.15
Massachusetts                         4          2,576,005.58          1.67            644,001.40           755           60.57
Michigan                              1            472,000.00          0.31            472,000.00           749           80.00
Minnesota                             1            600,000.00          0.39            600,000.00           742           80.00
Missouri                              2          1,009,345.83          0.65            504,672.92           771           70.70
Montana                               1            750,000.00          0.49            750,000.00           780           78.95
Nevada                                7          3,856,921.37          2.49            550,988.77           745           74.61
New Jersey                            8          4,171,656.80          2.70            521,457.10           742           75.02
New York                              2          1,068,000.00          0.69            534,000.00           739           80.00
North Carolina                        1            499,490.23          0.32            499,490.23           719           29.83
Oregon                                1            500,000.00          0.32            500,000.00           747           69.93
Pennsylvania                          1            459,200.00          0.30            459,200.00           786           80.00
Rhode Island                          1            680,000.00          0.44            680,000.00           783           80.00
South Carolina                        1            428,000.00          0.28            428,000.00           707           80.00
Tennessee                             2            816,459.80          0.53            408,229.90           787           79.49
Texas                                 7          4,596,556.31          2.97            656,650.90           710           69.41
Utah                                  1            590,000.00          0.38            590,000.00           770           79.84
Virginia                             30         14,956,610.90          9.67            498,553.70           744           77.80
Washington                            8          3,955,253.94          2.56            494,406.74           762           78.47
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              286       $154,622,604.90        100.00%          $540,638.48           739           73.19%
===================================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 1.44% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              12

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
CURRENT MORTGAGE LOAN             MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
PRINCIPAL BALANCES ($)             LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

150,000.01 - 200,000.00               1       $    188,000.00          0.12%          $188,000.00        741      80.00%
200,000.01 - 250,000.00               3            649,146.00          0.42            216,382.00        703      72.22
250,000.01 - 300,000.00               1            290,786.01          0.19            290,786.01        776      71.76
300,000.01 - 350,000.00              10          3,256,912.67          2.11            325,691.27        743      74.27
350,000.01 - 400,000.00              10          3,717,510.26          2.40            371,751.03        724      76.27
400,000.01 - 450,000.00              48         20,975,447.06         13.57            436,988.48        726      75.65
450,000.01 - 500,000.00              71         33,898,535.79         21.92            477,444.17        742      73.37
500,000.01 - 550,000.00              37         19,649,215.87         12.71            531,059.89        747      76.03
550,000.01 - 600,000.00              29         16,697,658.94         10.80            575,781.34        746      74.21
600,000.01 - 650,000.00              28         17,516,693.10         11.33            625,596.18        737      72.50
650,000.01 - 700,000.00              13          8,852,008.03          5.72            680,923.69        720      71.52
700,000.01 - 750,000.00              12          8,760,765.00          5.67            730,063.75        741      74.13
750,000.01 - 800,000.00               5          3,857,503.64          2.49            771,500.73        762      62.98
800,000.01 - 850,000.00               5          4,148,804.70          2.68            829,760.94        739      63.64
850,000.01 - 900,000.00               5          4,420,117.83          2.86            884,023.57        761      60.68
900,000.01 - 950,000.00               2          1,859,750.00          1.20            929,875.00        776      77.47
950,000.01 - 1,000,000.00             6          5,883,750.00          3.81            980,625.00        732      73.02
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              286       $154,622,604.90        100.00%          $540,638.48        739      73.19%
=========================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 2 Mortgage Loans is expected to be approximately $540,638.

                                                                              13

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                AGGREGATE          AGGREGATE            AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
ORIGINAL LOAN-TO-VALUE            MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
RATIOS (%)                         LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

20.01 - 25.00                         1       $    641,270.00          0.41%          $641,270.00        658      21.38%
25.01 - 30.00                         3          1,999,490.23          1.29            666,496.74        772      28.70
30.01 - 35.00                         2          1,080,000.00          0.70            540,000.00        690      33.53
35.01 - 40.00                         3          1,679,938.90          1.09            559,979.63        771      36.39
40.01 - 45.00                         4          2,525,000.00          1.63            631,250.00        790      42.86
45.01 - 50.00                         6          3,514,783.71          2.27            585,797.29        724      48.88
50.01 - 55.00                         4          2,283,816.31          1.48            570,954.08        728      53.53
55.01 - 60.00                        10          5,553,689.21          3.59            555,368.92        745      57.82
60.01 - 65.00                        14          7,899,694.71          5.11            564,263.91        743      62.60
65.01 - 70.00                        26         13,377,460.89          8.65            514,517.73        726      68.21
70.01 - 75.00                        27         16,817,474.92         10.88            622,869.44        730      73.53
75.01 - 80.00                       180         94,735,669.44         61.27            526,309.27        744      79.73
85.01 - 90.00                         5          2,211,311.00          1.43            442,262.20        651      89.90
90.01 - 95.00                         1            303,005.58          0.20            303,005.58        780      95.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              286       $154,622,604.90        100.00%          $540,638.48        739      73.19%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately
     73.19%.

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                AGGREGATE           AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
CURRENT MORTGAGE INTEREST         MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
RATES (%)                          LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

4.501 - 4.750                         3       $  1,477,109.62          0.96%          $492,369.87        755      57.50%
4.751 - 5.000                        17         10,880,146.32          7.04            640,008.61        740      74.51
5.001 - 5.250                        14          7,611,349.68          4.92            543,667.83        744      75.39
5.251 - 5.500                        27         14,030,461.01          9.07            519,646.70        746      72.71
5.501 - 5.750                        55         30,158,567.82         19.50            548,337.60        742      73.02
5.751 - 6.000                        81         44,222,387.61         28.60            545,955.40        742      73.30
6.001 - 6.250                        42         20,083,080.36         12.99            478,168.58        737      70.97
6.251 - 6.500                        35         19,668,555.75         12.72            561,958.74        728      74.60
6.501 - 6.750                         9          4,991,383.59          3.23            554,598.18        727      74.39
6.751 - 7.000                         2          1,027,563.14          0.66            513,781.57        754      79.69
7.001 - 7.250                         1            472,000.00          0.31            472,000.00        749      80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              286       $154,622,604.90        100.00%          $540,638.48        739      73.19%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.854% per annum.

                                                                              14

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                 GROSS MARGINS OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
GROSS MARGIN (%)                   LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                       286       $154,622,604.90        100.00%          $540,638.48        739      73.19%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              286       $154,622,604.90        100.00%          $540,638.48        739      73.19%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 2
     Mortgage Loans is expected to be approximately 2.250% per annum.

                 RATE CEILINGS OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
RATE CEILINGS (%)                  LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

9.501 - 9.750                         3       $  1,477,109.62          0.96%          $492,369.87        755      57.50%
9.751 - 10.000                       17         10,880,146.32          7.04            640,008.61        740      74.51
10.001 - 10.250                      14          7,611,349.68          4.92            543,667.83        744      75.39
10.251 - 10.500                      27         14,030,461.01          9.07            519,646.70        746      72.71
10.501 - 10.750                      55         30,158,567.82         19.50            548,337.60        742      73.02
10.751 - 11.000                      81         44,222,387.61         28.60            545,955.40        742      73.30
11.001 - 11.250                      42         20,083,080.36         12.99            478,168.58        737      70.97
11.251 - 11.500                      35         19,668,555.75         12.72            561,958.74        728      74.60
11.501 - 11.750                       9          4,991,383.59          3.23            554,598.18        727      74.39
11.751 - 12.000                       2          1,027,563.14          0.66            513,781.57        754      79.69
12.001 - 12.250                       1            472,000.00          0.31            472,000.00        749      80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              286       $154,622,604.90        100.00%          $540,638.48        739      73.19%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.854% per annum.

                                                                              15

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
FIRST RATE ADJUSTMENT DATE         LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

April 1, 2007                         1       $    688,150.50          0.45%          $688,150.50        718      80.00%
May 1, 2007                           1            431,981.99          0.28            431,981.99        765      80.00
June 1, 2007                         13          5,981,922.36          3.87            460,147.87        722      72.23
July 1, 2007                         19          8,842,618.93          5.72            465,401.00        757      67.29
September 1, 2010                     2            438,200.00          0.28            219,100.00        690      68.47
October 1, 2010                       2            515,454.00          0.33            257,727.00        758      80.00
November 1, 2010                      1            449,997.25          0.29            449,997.25        749      52.94
December 1, 2010                      6          2,557,401.02          1.65            426,233.50        693      72.76
January 1, 2011                     123         68,643,086.45         44.39            558,073.87        742      74.36
February 1, 2011                    118         66,073,792.40         42.73            559,947.39        738      72.86
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              286       $154,622,604.90        100.00%          $540,638.48        739      73.19%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 55 months.

                REMAINING TERMS OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
REMAINING TERM (MONTHS)            LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

221 - 240                             1       $    613,629.06          0.40%          $613,629.06        733      75.46%
301 - 320                            34         15,944,673.78         10.31            468,960.99        743      70.04
341 - 360                           251        138,064,302.06         89.29            550,056.98        739      73.54
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              286       $154,622,604.90        100.00%          $540,638.48        739      73.19%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 2 Mortgage Loans is expected to be approximately 355 months.

                                                                              16

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                AGGREGATE           AGGREGATE           AVERAGE       WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE     WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT       AVERAGE
CREDIT SCORES                      LOANS          BALANCE            BALANCE            BALANCE         SCORE    ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

801 - 850                            12       $  7,391,513.26          4.78%          $615,959.44        806        72.03%
751 - 800                           116         62,989,966.02         40.74            543,016.95        775        73.64
701 - 750                            99         52,536,916.41         33.98            530,675.92        727        73.74
651 - 700                            47         26,099,027.64         16.88            555,298.46        682        69.71
601 - 650                            12          5,605,181.57          3.63            467,098.46        637        80.63
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              286       $154,622,604.90        100.00%          $540,638.48        739        73.19%
=============================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE     WEIGHTED
ORIGINAL DEBT-TO-INCOME           MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT       AVERAGE
RATIOS (%)                         LOANS          BALANCE            BALANCE            BALANCE         SCORE    ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                          2          1,076,774.42          0.70            538,387.21        754        74.18
10.01 - 15.00                         7          4,267,996.97          2.76            609,713.85        763        53.12
15.01 - 20.00                        16          8,833,488.42          5.71            552,093.03        733        67.19
20.01 - 25.00                        18         10,713,576.76          6.93            595,198.71        759        73.54
25.01 - 30.00                        29         16,945,758.33         10.96            584,336.49        761        74.49
30.01 - 35.00                        32         17,061,286.61         11.03            533,165.21        749        75.12
35.01 - 40.00                        59         32,265,326.28         20.87            546,869.94        735        74.09
40.01 - 45.00                        44         24,257,087.44         15.69            551,297.44        726        75.55
45.01 - 50.00                        24         12,379,601.75          8.01            515,816.74        721        72.94
50.01 - 55.00                        12          6,699,435.08          4.33            558,286.26        736        77.21
55.01 - 60.00                         7          3,405,399.06          2.20            486,485.58        703        77.35
65.01 - 70.00                         2            772,200.00          0.50            386,100.00        734        78.92
Not Scored                           34       $ 15,944,673.78         10.31%          $468,960.99        743        70.04%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              286       $154,622,604.90        100.00%          $540,638.48        739        73.19%
=============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 2 Mortgage Loans is expected to be approximately 35.41%.

                                                                              17

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

           MONTHS SINCE ORIGINATION OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE     WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT       AVERAGE
MONTHS SINCE ORIGINATION           LOANS          BALANCE            BALANCE            BALANCE         SCORE    ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

1 - 6                               251       $138,233,871.12         89.40%          $550,732.55        739        73.53%
13 - 18                               1            444,060.00          0.29            444,060.00        680        80.00
43 - 48                              34         15,944,673.78         10.31            468,960.99        743        70.04
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              286       $154,622,604.90        100.00%          $540,638.48        739        73.19%
=============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 2 Mortgage Loans is expected to be approximately 6 months.

                                                                              18

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                           GROUP 3 COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 48.17% of the Group
3 Mortgage Loans require only the payment of interest until the 85st payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.000% to 11.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                 COLLATERAL
                                                  SUMMARY      RANGE (IF APPLICABLE)
                                                -----------   ----------------------

TOTAL OUTSTANDING LOAN BALANCE                  $26,272,889
TOTAL NUMBER OF LOANS                                    43
AVERAGE LOAN PRINCIPAL BALANCE                     $610,997   $420,000 to $1,498,507
WA GROSS COUPON                                      5.981%         5.000% to 6.750%
WA FICO                                                 739               623 to 794
WA ORIGINAL TERM                                 360 months
WA REMAINING TERM                                359 months        358 to 360 months
WA OLTV                                              69.16%         45.50% to 80.00%
WA DTI                                               36.80%         12.20% to 60.80%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE           83 months          82 to 84 months
WA GROSS MARGIN                                      2.250%
WA RATE CEILING                                     10.981%       10.000% to 11.750%
GEOGRAPHIC CONCENTRATION OF MORTGAGED      CA        37.80%
PROPERTIES (TOP 5 STATES) BASED ON THE     SC        20.56%
AGGREGATE STATED PRINCIPAL BALANCE         FL         5.29%
                                           NC         4.45%
                                           VA         4.27%
PERCENTAGE OF "ALTERNATIVE" UNDERWRITING
GUIDELINE MORTGAGE LOANS                              0.00%
PERCENTAGE OF MORTGAGE LOANS COVERED BY
PMI POLICIES                                          0.00%
PERCENTAGE OF BUYDOWN LOANS                           0.00%

                                                                              19

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 3 MORTGAGE LOANS (1)

                                                              PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
OCCUPANCY                          LOANS         BALANCE        BALANCE       BALANCE       SCORE       LTV
-------------------------------------------------------------------------------------------------------------

Primary Residence                    37      $20,952,981.94      79.75%     $566,296.81      731       69.92%
Second Home                           5        4,854,756.74      18.48       970,951.35      770       66.73
Investor Property                     1          465,150.00       1.77       465,150.00      743       60.49
-------------------------------------------------------------------------------------------------------------
TOTAL:                               43      $26,272,888.68     100.00%     $610,997.41      739       69.16%
=============================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 3 MORTGAGE LOANS

                                                              PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                 MORTGAGE       PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
PROPERTY TYPE                      LOANS         BALANCE        BALANCE       BALANCE       SCORE       LTV
-------------------------------------------------------------------------------------------------------------

Single Family Residence              25      $14,542,773.88      55.35%     $581,710.96      739       67.89%
PUD                                  13        8,766,640.33      33.37       674,356.95      739       70.07
Condominium                           5        2,963,474.47      11.28       592,694.89      737       72.68
-------------------------------------------------------------------------------------------------------------
TOTAL:                               43      $26,272,888.68     100.00%     $610,997.41      739       69.16%
=============================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 3 MORTGAGE LOANS

                                                              PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
PURPOSE                             LOANS        BALANCE        BALANCE       BALANCE       SCORE       LTV
-------------------------------------------------------------------------------------------------------------

Purchase                             22      $13,052,167.43      49.68%     $593,280.34      739       73.11%
Refinance-Rate/Term                  10        7,104,226.78      27.04       710,422.68      751       61.20
Refinance-Cashout                    10        5,525,899.52      21.03       552,589.95      720       69.00
Cons/Perm                             1          590,594.95       2.25       590,594.95      767       79.25
-------------------------------------------------------------------------------------------------------------
TOTAL:                               43      $26,272,888.68     100.00%     $610,997.41      739       69.16%
=============================================================================================================

                                                                              20

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 3 MORTGAGE LOANS (1)

                                                              PERCENT OF
                                                AGGREGATE      AGGREGATE       AVERAGE
                                               STATISTICAL    STATISTICAL    STATISTICAL    WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF        CUT-OFF       AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL      PRINCIPAL      PRINCIPAL      CREDIT    ORIGINAL
GEOGRAPHIC AREA                     LOANS        BALANCE        BALANCE        BALANCE        SCORE       LTV
---------------------------------------------------------------------------------------------------------------

Arizona                               1      $   446,250.00       1.70%     $  446,250.00      773       69.35%
California                           17        9,931,882.61      37.80         584,228.39      725       74.04
Colorado                              1          430,591.04       1.64         430,591.04      691       45.85
Connecticut                           1          617,055.85       2.35         617,055.85      742       80.00
District of Columbia                  1          469,197.86       1.79         469,197.86      752       62.63
Florida                               3        1,390,857.74       5.29         463,619.25      748       75.64
Georgia                               1          575,000.00       2.19         575,000.00        0       50.00
Illinois                              2          980,000.00       3.73         490,000.00      783       45.69
Maryland                              2          914,609.30       3.48         457,304.65      710       62.36
Massachusetts                         1          583,418.62       2.22         583,418.62      725       80.00
New Hampshire                         2          915,850.17       3.49         457,925.09      688       76.65
New Jersey                            1          624,000.00       2.38         624,000.00      768       80.00
New York                              1          700,000.00       2.66         700,000.00      738       49.02
North Carolina                        1        1,170,000.00       4.45       1,170,000.00      790       63.93
South Carolina                        6        5,401,580.54      20.56         900,263.42      746       66.78
Virginia                              2        1,122,594.95       4.27         561,297.48      773       71.18
---------------------------------------------------------------------------------------------------------------
TOTAL:                               43      $26,272,888.68     100.00%     $  610,997.41      739       69.16%
===============================================================================================================

(1)  As of the Cut-off Date, no more than approximately 5.70% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              21

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 3 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
CURRENT MORTGAGE LOAN             MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
PRINCIPAL BALANCES ($)             LOANS          BALANCE            BALANCE            BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

400,000.01 - 450,000.00               7       $ 3,057,210.29          11.64%        $  436,744.33           730            67.66%
450,000.01 - 500,000.00              10         4,810,636.05          18.31            481,063.61           728            68.62
500,000.01 - 550,000.00               6         3,132,066.06          11.92            522,011.01           753            66.95
550,000.01 - 600,000.00               6         3,500,013.57          13.32            583,335.60           715            71.09
600,000.01 - 650,000.00               5         3,118,055.85          11.87            623,611.17           736            79.34
650,000.01 - 700,000.00               1           700,000.00           2.66            700,000.00           738            49.02
700,000.01 - 750,000.00               1           740,000.00           2.82            740,000.00           727            80.00
750,000.01 - 800,000.00               1           764,220.04           2.91            764,220.04           641            63.75
850,000.01 - 900,000.00               1           855,106.28           3.25            855,106.28           714            80.00
900,000.01 - 950,000.00               1           928,000.00           3.53            928,000.00           765            80.00
950,000.01 - 1,000,000.00             2         1,999,073.80           7.61            999,536.90           764            65.66
1,000,000.01 - 1,500,000.00           2         2,668,506.74          10.16          1,334,253.37           791            59.23
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               43       $26,272,888.68         100.00%        $  610,997.41           739            69.16%
===================================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 3 Mortgage Loans is expected to be approximately $610,997.

                                                                              22

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 3 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE          AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
ORIGINAL LOAN-TO-                 MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
VALUE RATIOS (%)                   LOANS          BALANCE            BALANCE            BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

45.01 - 50.00                         5       $ 2,685,591.04          10.22%         $  537,118.21          749            47.51%
50.01 - 55.00                         2         1,007,990.23           3.84             503,995.12          737            53.42
55.01 - 60.00                         2         2,497,580.54           9.51           1,248,790.27          789            55.56
60.01 - 65.00                         6         3,850,027.20          14.65             641,671.20          735            63.13
65.01 - 70.00                         4         2,059,629.78           7.84             514,907.45          724            69.07
70.01 - 75.00                         3         1,379,530.17           5.25             459,843.39          712            71.45
75.01 - 80.00                        21        12,792,539.72          48.69             609,168.56          734            79.19
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               43       $26,272,888.68         100.00%         $  610,997.41          739            69.16%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately
     69.16%.

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 3 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE          AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
CURRENT MORTGAGE                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
INTEREST RATES (%)                 LOANS          BALANCE            BALANCE            BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

4.751 - 5.000                         1       $   449,459.30           1.71%          $449,459.30           676            64.29%
5.001 - 5.250                         2         1,041,320.00           3.96            520,660.00           631            63.43
5.251 - 5.500                         4         2,099,180.58           7.99            524,795.15           758            73.43
5.501 - 5.750                         8         5,005,312.27          19.05            625,664.03           755            75.68
5.751 - 6.000                         8         6,057,135.63          23.05            757,141.95           736            65.57
6.001 - 6.250                        13         6,713,591.04          25.55            516,430.08           720            67.53
6.251 - 6.500                         4         3,344,073.80          12.73            836,018.45           767            65.92
6.501 - 6.750                         3         1,562,816.06           5.95            520,938.69           741            75.64
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               43       $26,272,888.68         100.00%          $610,997.41           739            69.16%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.981% per annum.

                                                                              23

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                 GROSS MARGINS OF THE GROUP 3 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
GROSS MARGIN (%)                   LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                        43       $26,272,888.68         100.00%          $610,997.41           739            69.16%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               43       $26,272,888.68         100.00%          $610,997.41           739            69.16%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 3
     Mortgage Loans is expected to be approximately 2.250% per annum.

                 RATE CEILINGS OF THE GROUP 3 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
RATE CEILINGS (%)                  LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

9.751 - 10.000                        1       $   449,459.30           1.71%          $449,459.30           676            64.29%
10.001 - 10.250                       2         1,041,320.00           3.96            520,660.00           631            63.43
10.251 - 10.500                       4         2,099,180.58           7.99            524,795.15           758            73.43
10.501 - 10.750                       8         5,005,312.27          19.05            625,664.03           755            75.68
10.751 - 11.000                       8         6,057,135.63          23.05            757,141.95           736            65.57
11.001 - 11.250                      13         6,713,591.04          25.55            516,430.08           720            67.53
11.251 - 11.500                       4         3,344,073.80          12.73            836,018.45           767            65.92
11.501 - 11.750                       3         1,562,816.06           5.95            520,938.69           741            75.64
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               43       $26,272,888.68         100.00%          $610,997.41           739            69.16%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.981% per annum.

                                                                              24

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 3 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
FIRST RATE ADJUSTMENT DATE         LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

December 1, 2012                      1       $   590,594.95           2.25%          $590,594.95           767            79.25%
January 1, 2013                      26        16,537,473.73          62.95            636,056.68           741            68.11
February 1, 2013                     16         9,144,820.00          34.81            571,551.25           732            70.42
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               43       $26,272,888.68         100.00%          $610,997.41           739            69.16%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                REMAINING TERMS OF THE GROUP 3 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
REMAINING TERM (MONTHS)            LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

341 - 360                            43       $26,272,888.68         100.00%          $610,997.41           739            69.16%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               43       $26,272,888.68         100.00%          $610,997.41           739            69.16%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

                                                                              25

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

                                                                PERCENT OF
                                               AGGREGATE         AGGREGATE          AVERAGE
                                NUMBER OF  STATISTICAL CUT-  STATISTICAL CUT-  STATISTICAL CUT-                      WEIGHTED
                                 MORTGAGE    OFF PRINCIPAL     OFF PRINCIPAL     OFF PRINCIPAL   WEIGHTED AVERAGE     AVERAGE
CREDIT SCORES                     LOANS         BALANCE           BALANCE           BALANCE        CREDIT SCORE    ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------------

751 - 800                           16      $10,811,059.42         41.15%         $675,691.21           778           65.77%
701 - 750                           19       11,068,238.88         42.13           582,538.89           729           74.00
651 - 700                            4        1,988,050.34          7.57           497,012.59           678           65.58
601 - 650                            3        1,830,540.04          6.97           610,180.01           633           69.86
Not Scored                           1          575,000.00          2.19           575,000.00             0           50.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              43      $26,272,888.68        100.00%         $610,997.41           739           69.16%
===============================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

                                                                PERCENT OF
                                               AGGREGATE         AGGREGATE         AVERAGE
                                NUMBER OF  STATISTICAL CUT-  STATISTICAL CUT-  STATISTICAL CUT-                      WEIGHTED
ORIGINAL DEBT-TO-               MORTGAGE     OFF PRINCIPAL    OFF PRINCIPAL      OFF PRINCIPAL   WEIGHTED AVERAGE     AVERAGE
INCOME RATIOS (%)                 LOANS         BALANCE           BALANCE           BALANCE        CREDIT SCORE    ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                        2      $ 2,238,506.74          8.52%        $1,119,253.37          771           63.64%
15.01 - 20.00                        3        1,604,668.62          6.11            534,889.54          746           66.29
20.01 - 25.00                        3        1,737,000.00          6.61            579,000.00          756           69.68
25.01 - 30.00                        4        2,289,563.14          8.71            572,390.79          754           64.10
30.01 - 35.00                        7        4,120,616.40         15.68            588,659.49          726           72.74
35.01 - 40.00                        2        1,059,000.00          4.03            529,500.00          761           71.05
40.01 - 45.00                        8        4,322,470.00         16.45            540,308.75          733           72.37
45.01 - 50.00                        6        4,333,129.65         16.49            722,188.28          762           69.13
50.01 - 55.00                        5        3,023,403.96         11.51            604,680.79          711           67.33
55.01 - 60.00                        2          944,530.17          3.60            472,265.09          700           71.62
60.01 - 65.00                        1          600,000.00          2.28            600,000.00          623           69.77
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              43      $26,272,888.68        100.00%        $  610,997.41          739           69.16%
===============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 3 Mortgage Loans is expected to be approximately 36.80%.

                                                                              26

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

           MONTHS SINCE ORIGINATION OF THE GROUP 3 MORTGAGE LOANS (1)

                                                                PERCENT OF
                                               AGGREGATE         AGGREGATE         AVERAGE
                                NUMBER OF  STATISTICAL CUT-  STATISTICAL CUT-  STATISTICAL CUT-                      WEIGHTED
                                 MORTGAGE    OFF PRINCIPAL     OFF PRINCIPAL     OFF PRINCIPAL   WEIGHTED AVERAGE     AVERAGE
MONTHS SINCE ORIGINATION          LOANS          BALANCE          BALANCE           BALANCE        CREDIT SCORE    ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------------

1 - 6                               42      $25,682,293.73         97.75%         $611,483.18           738           68.93%
13 - 18                              1          590,594.95          2.25           590,594.95           767           79.25
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              43      $26,272,888.68        100.00%         $610,997.41           739           69.16%
===============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 3 Mortgage Loans is expected to be approximately 2 months.

                                                                              27

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                           GROUP 4 COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Group 4 Mortgage Loans consist of 3/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 93.64% of the Group
4 Mortgage Loans require only the payment of interest until the 37th payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.500% to 13.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                              COLLATERAL SUMMARY    RANGE (IF APPLICABLE)
                                                              ------------------   ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                       $28,931,984
TOTAL NUMBER OF LOANS                                                         92
AVERAGE LOAN PRINCIPAL BALANCE                                          $314,478    $48,000 to $1,133,325
WA GROSS COUPON                                                           6.181%         4.500% to 7.500%
WA FICO                                                                      734               659 to 809
WA ORIGINAL TERM                                                      360 months
WA REMAINING TERM                                                     358 months        357 to 359 months
WA OLTV                                                                   74.59%         34.30% to 80.00%
WA DTI                                                                    37.95%          6.75% to 54.10%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                34 months          33 to 35 months
WA GROSS MARGIN                                                           2.250%
WA RATE CEILING                                                          12.181%       10.500% to 13.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES         CA               28.86%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   FL               26.02%
BALANCE                                                  VA                9.82%
                                                         IL                7.89%
                                                         CO                4.89%
PERCENTAGE OF "ALTERNATIVE" UNDERWRITING GUIDELINE
MORTGAGE LOANS                                                           100.00%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                       0.00%

PERCENTAGE OF BUYDOWN LOANS                                                0.00%

                                                                              28

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 4 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
OCCUPANCY                          LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Primary Residence                    77       $23,387,019.93          80.83%          $303,727.53           733           75.61%
Second Home                          15         5,544,963.80          19.17            369,664.25           735           70.28
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               92       $28,931,983.73         100.00%          $314,478.08           734           74.59%
===================================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 4 MORTGAGE LOANS

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
PROPERTY TYPE                      LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Single Family Residence              33       $10,690,313.42          36.95%          $323,948.89           727           72.73%
Condominium                          34         9,196,834.19          31.79            270,495.12           741           74.02
PUD                                  25         9,044,836.12          31.26            361,793.44           734           77.36
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               92       $28,931,983.73         100.00%          $314,478.08           734           74.59%
===================================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 4 MORTGAGE LOANS

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
PURPOSE                            LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Purchase                             73       $23,094,693.40          79.82%          $316,365.66           734           76.54%
Refinance-Rate/Term                  12         3,546,290.33          12.26            295,524.19           733           68.50
Refinance-Cashout                     7         2,291,000.00           7.92            327,285.71           731           64.27
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               92       $28,931,983.73         100.00%          $314,478.08           734           74.59%
===================================================================================================================================

                                                                              29

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 4 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
GEOGRAPHIC AREA                    LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Arizona                              1        $   126,000.00           0.44%          $126,000.00           703           80.00%
California                          20          8,351,188.04          28.86            417,559.40           742           74.85
Colorado                             5          1,415,735.16           4.89            283,147.03           752           72.65
Connecticut                          2            539,000.00           1.86            269,500.00           727           71.94
Florida                             21          7,528,333.05          26.02            358,492.05           740           74.64
Georgia                              2            356,880.00           1.23            178,440.00           669           80.00
Hawaii                               2            733,999.47           2.54            366,999.74           726           63.14
Illinois                             9          2,283,818.79           7.89            253,757.64           732           78.91
Kansas                               1             91,294.46           0.32             91,294.46           713           78.54
Maryland                             2            540,720.00           1.87            270,360.00           734           80.00
Massachusetts                        1            277,200.00           0.96            277,200.00           729           80.00
Michigan                             2            735,000.00           2.54            367,500.00           733           66.32
Missouri                             1            205,640.00           0.71            205,640.00           701           80.00
New Jersey                           1            264,000.00           0.91            264,000.00           725           80.00
New Mexico                           2            429,497.05           1.48            214,748.53           789           80.00
North Carolina                       1            192,000.00           0.66            192,000.00           728           80.00
Pennsylvania                         1            201,000.00           0.69            201,000.00           714           72.30
South Carolina                       7          1,072,500.44           3.71            153,214.35           706           79.15
Texas                                1             95,920.00           0.33             95,920.00           766           80.00
Vermont                              1            380,000.00           1.31            380,000.00           696           69.09
Virginia                             8          2,840,257.27           9.82            355,032.16           712           70.57
Washington                           1            272,000.00           0.94            272,000.00           700           80.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              92        $28,931,983.73         100.00%          $314,478.08           734           74.59%
===================================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 4.10% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              30

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 4 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                AGGREGATE           AGGREGATE           AVERAGE                        WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED      AVERAGE
CURRENT MORTGAGE LOAN             MORTGAGE    OFF PRINCIPAL       OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT   ORIGINAL
PRINCIPAL BALANCES ($)              LOANS        BALANCE             BALANCE           BALANCE             SCORE          LTV
-------------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                      1       $    48,000.00           0.17%         $   48,000.00          690         80.00%
50,000.01 - 100,000.00                4           325,419.99           1.12              81,355.00          726         79.59
100,000.01 - 150,000.00              12         1,544,018.89           5.34             128,668.24          731         79.74
150,000.01 - 200,000.00              14         2,459,001.38           8.50             175,642.96          722         75.54
200,000.01 - 250,000.00              10         2,176,860.96           7.52             217,686.10          724         79.29
250,000.01 - 300,000.00              12         3,348,573.74          11.57             279,047.81          716         80.00
300,000.01 - 350,000.00              10         3,302,700.00          11.42             330,270.00          761         73.79
350,000.01 - 400,000.00               9         3,317,352.00          11.47             368,594.67          726         74.41
400,000.01 - 450,000.00               2           861,746.00           2.98             430,873.00          736         80.00
450,000.01 - 500,000.00               5         2,343,158.19           8.10             468,631.64          724         71.72
500,000.01 - 550,000.00               2         1,064,324.58           3.68             532,162.29          725         80.00
550,000.01 - 600,000.00               4         2,362,500.00           8.17             590,625.00          729         63.09
600,000.01 - 650,000.00               1           645,000.00           2.23             645,000.00          736         64.50
650,000.01 - 700,000.00               1           668,000.00           2.31             668,000.00          797         80.00
700,000.01 - 750,000.00               2         1,425,003.00           4.93             712,501.50          778         79.70
900,000.01 - 950,000.00               1           912,000.00           3.15             912,000.00          747         80.00
950,000.01 - 1,000,000.00             1           995,000.00           3.44             995,000.00          691         53.07
1,000,000.01 - 1,500,000.00           1         1,133,325.00           3.92           1,133,325.00          746         73.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               92       $28,931,983.73         100.00%         $  314,478.08          734         74.59%
===============================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 4 Mortgage Loans is expected to be approximately $314,478.

                                                                              31

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 4 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE                        WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED       AVERAGE
ORIGINAL LOAN-TO-VALUE           MORTGAGE      OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT   ORIGINAL
RATIOS (%)                         LOANS          BALANCE            BALANCE            BALANCE            SCORE          LTV
-------------------------------------------------------------------------------------------------------------------------------

30.01 - 35.00                         1       $   166,000.00           0.57%          $166,000.00           775         34.30%
35.01 - 40.00                         1           600,000.00           2.07            600,000.00           746         38.96
45.01 - 50.00                         1           327,000.00           1.13            327,000.00           724         47.39
50.01 - 55.00                         3         1,860,000.00           6.43            620,000.00           713         53.54
60.01 - 65.00                         3         1,589,000.00           5.49            529,666.67           753         63.95
65.01 - 70.00                         5         1,762,000.00           6.09            352,400.00           727         67.71
70.01 - 75.00                         4         2,496,825.00           8.63            624,206.25           725         73.87
75.01 - 80.00                        74        20,131,158.73          69.58            272,042.69           735         79.90
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               92       $28,931,983.73         100.00%          $314,478.08           734         74.59%
===============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately
     74.59%.

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 4 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE                        WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED       AVERAGE
CURRENT MORTGAGE INTEREST        MORTGAGE      OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT   ORIGINAL
RATES (%)                          LOANS          BALANCE            BALANCE            BALANCE            SCORE          LTV
-------------------------------------------------------------------------------------------------------------------------------

4.251 - 4.500                         1       $   272,000.00           0.94%          $272,000.00           700         80.00%
4.751 - 5.000                         1           164,000.00           0.57            164,000.00           714         80.00
5.251 - 5.500                         6         1,785,054.46           6.17            297,509.08           746         74.60
5.501 - 5.750                         7         2,279,267.92           7.88            325,609.70           721         72.89
5.751 - 6.000                        19         8,026,219.05          27.74            422,432.58           744         72.66
6.001 - 6.250                        21         4,817,498.62          16.65            229,404.70           721         72.26
6.251 - 6.500                        21         6,964,163.64          24.07            331,626.84           737         75.36
6.501 - 6.750                        11         3,566,955.70          12.33            324,268.70           736         79.35
6.751 - 7.000                         3           495,359.26           1.71            165,119.75           700         80.00
7.001 - 7.250                         1           421,746.00           1.46            421,746.00           702         80.00
7.251 - 7.500                         1           139,719.08           0.48            139,719.08           676         80.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               92       $28,931,983.73         100.00%          $314,478.08           734         74.59%
==============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 6.181% per annum.

                                                                              32

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                 GROSS MARGINS OF THE GROUP 4 MORTGAGE LOANS (1)

                                                                    PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
                                 NUMBER OF        AGGREGATE          CUT-OFF     AVERAGE STATISTICAL     WEIGHTED       WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL          CUT-OFF            AVERAGE        AVERAGE
GROSS MARGIN (%)                   LOANS      PRINCIPAL BALANCE      BALANCE      PRINCIPAL BALANCE    CREDIT SCORE   ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                        92         $28,931,983.73       100.00%         $314,478.08           734           74.59%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               92         $28,931,983.73       100.00%         $314,478.08           734           74.59%
==================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 4
     Mortgage Loans is expected to be approximately 2.250% per annum.

                 RATE CEILINGS OF THE GROUP 4 MORTGAGE LOANS (1)

                                                                    PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
                                 NUMBER OF        AGGREGATE          CUT-OFF     AVERAGE STATISTICAL     WEIGHTED       WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL          CUT-OFF            AVERAGE        AVERAGE
RATE CEILINGS (%)                  LOANS      PRINCIPAL BALANCE      BALANCE      PRINCIPAL BALANCE    CREDIT SCORE   ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

10.251 - 10.500                       1         $  272,000.00          0.94%         $272,000.00            700          80.00%
10.751 - 11.000                       1            164,000.00          0.57           164,000.00            714          80.00
11.251 - 11.500                       6          1,785,054.46          6.17           297,509.08            746          74.60
11.501 - 11.750                       7          2,279,267.92          7.88           325,609.70            721          72.89
11.751 - 12.000                      19          8,026,219.05         27.74           422,432.58            744          72.66
12.001 - 12.250                      21          4,817,498.62         16.65           229,404.70            721          72.26
12.251 - 12.500                      21          6,964,163.64         24.07           331,626.84            737          75.36
12.501 - 12.750                      11          3,566,955.70         12.33           324,268.70            736          79.35
12.751 - 13.000                       3            495,359.26          1.71           165,119.75            700          80.00
13.001 - 13.250                       1            421,746.00          1.46           421,746.00            702          80.00
13.251 - 13.500                       1            139,719.08          0.48           139,719.08            676          80.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               92         $28,931,983.73       100.00%         $314,478.08            734          74.59%
==================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 12.181% per annum.

                                                                              33

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 4 MORTGAGE LOANS (1)

                                                                    PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
                                 NUMBER OF        AGGREGATE          CUT-OFF     AVERAGE STATISTICAL     WEIGHTED       WEIGHTED
FIRST RATE                        MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL          CUT-OFF            AVERAGE        AVERAGE
ADJUSTMENT DATE                    LOANS      PRINCIPAL BALANCE      BALANCE      PRINCIPAL BALANCE    CREDIT SCORE   ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

November 1, 2008                     2           $ 1,048,000.00        3.62%         $524,000.00            751          80.00%
December 1, 2008                    44            14,705,600.70       50.83           334,218.20            736          73.31
January 1, 2009                     46            13,178,383.03       45.55           286,486.59            730          75.58
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              92           $28,931,983.73      100.00%         $314,478.08            734          74.59%
==================================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 34 months.

                REMAINING TERMS OF THE GROUP 4 MORTGAGE LOANS (1)

                                                                    PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
                                 NUMBER OF        AGGREGATE          CUT-OFF     AVERAGE STATISTICAL     WEIGHTED       WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL          CUT-OFF            AVERAGE        AVERAGE
REMAINING TERM (MONTHS)            LOANS      PRINCIPAL BALANCE      BALANCE      PRINCIPAL BALANCE    CREDIT SCORE   ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

341 - 360                           92          $28,931,983.73       100.00%         $314,478.08            734          74.59%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              92          $28,931,983.73       100.00%         $314,478.08            734          74.59%
==================================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 4 Mortgage Loans is expected to be approximately 358 months.

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

                                                                    PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
                                 NUMBER OF        AGGREGATE          CUT-OFF     AVERAGE STATISTICAL     WEIGHTED       WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL          CUT-OFF            AVERAGE        AVERAGE
CREDIT SCORES                      LOANS      PRINCIPAL BALANCE      BALANCE      PRINCIPAL BALANCE    CREDIT SCORE   ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

801 - 850                            1          $   125,497.05         0.43%         $125,497.05           809            80.00%
751 - 800                           26            8,234,430.83        28.46           316,708.88           773            75.59
701 - 750                           45           15,405,842.93        53.25           342,352.07           728            74.45
651 - 700                           20            5,166,212.92        17.86           258,310.65           686            73.26
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              92          $28,931,983.73       100.00%         $314,478.08           734            74.59%
==================================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              34

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
ORIGINAL DEBT-TO-                 MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
INCOME RATIOS (%)                  LOANS         BALANCE        BALANCE       BALANCE       SCORE      LTV
-------------------------------------------------------------------------------------------------------------

5.01 - 10.00                          2      $   548,000.00       1.89%     $274,000.00      703      80.00%
15.01 - 20.00                         2          449,520.00       1.55       224,760.00      754      80.00
20.01 - 25.00                         2          311,307.92       1.08       155,653.96      773      78.71
25.01 - 30.00                         4        2,112,066.70       7.30       528,016.68      743      71.48
30.01 - 35.00                        13        3,431,562.57      11.86       263,966.35      717      67.66
35.01 - 40.00                        29        8,810,152.12      30.45       303,798.35      743      77.55
40.01 - 45.00                        33       10,937,059.84      37.80       331,426.06      727      73.21
45.01 - 50.00                         5        2,003,710.58       6.93       400,742.12      747      80.00
50.01 - 55.00                         2          328,604.00       1.14       164,302.00      718      80.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               92      $28,931,983.73     100.00%     $314,478.08      734      74.59%
=============================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 4 Mortgage Loans is expected to be approximately 37.95%.

           MONTHS SINCE ORIGINATION OF THE GROUP 4 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
MONTHS SINCE ORIGINATION           LOANS         BALANCE        BALANCE       BALANCE       SCORE      LTV
-------------------------------------------------------------------------------------------------------------

1 - 6                                92      $28,931,983.73     100.00%     $314,478.08      734      74.59%
-------------------------------------------------------------------------------------------------------------
TOTAL:                               92      $28,931,983.73     100.00%     $314,478.08      734      74.59%
=============================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 4 Mortgage Loans is expected to be approximately 3 months.

                                                                              35

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                           GROUP 5 COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Group 5 Mortgage Loans consist of 5/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. All but one of the
Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 75.47% of the Group 5 Mortgage Loans require only the payment of interest until the 61st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market
("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.625%
to 12.625%. The effective minimum interest rate for substantially all of the
Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                   COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                   ------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                           $140,338,374
TOTAL NUMBER OF LOANS                                             486
AVERAGE LOAN PRINCIPAL BALANCE                               $288,762   $18,045 to $1,450,000
WA GROSS COUPON                                                6.099%        4.625% to 7.625%
WA FICO                                                           729              641 to 803
WA ORIGINAL TERM                                           360 months
WA REMAINING TERM                                          358 months       355 to 359 months
WA OLTV                                                        76.09%        24.80% to 95.00%
WA DTI                                                         36.14%         2.12% to 73.40%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                     58 months         46 to 59 months
WA GROSS MARGIN                                                2.250%
WA RATE CEILING                                               11.099%       9.625% to 12.625%
GEOGRAPHIC CONCENTRATION OF MORTGAGED         CA               35.67%
PROPERTIES (TOP 5 STATES) BASED ON THE        FL               15.46%
AGGREGATE STATED PRINCIPAL BALANCE            MD                6.68%
                                              VA                4.26%
                                              IL                3.57%
PERCENTAGE OF "ALTERNATIVE" UNDERWRITING
GUIDELINE MORTGAGE LOANS                                      100.00%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI
POLICIES                                                        0.00%
PERCENTAGE OF BUYDOWN LOANS                                     0.00%

                                                                              36

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 5 MORTGAGE LOANS (1)

                                                                    PERCENT OF        AVERAGE
                                                AGGREGATE           AGGREGATE       STATISTICAL
                                 NUMBER OF   STATISTICAL CUT-      STATISTICAL        CUT-OFF       WEIGHTED       WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL         CUT-OFF         PRINCIPAL      AVERAGE        AVERAGE
OCCUPANCY                          LOANS          BALANCE       PRINCIPAL BALANCE     BALANCE     CREDIT SCORE   ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Primary Residence                   399       $117,755,062.81         83.91%        $295,125.47        727          76.42%
Second Home                          49         15,372,768.10         10.95          313,729.96        736          74.27
Investor Property                    38          7,210,542.76          5.14          189,751.13        747          74.55
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              486       $140,338,373.67        100.00%        $288,762.09        729          76.09%
=============================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 5 MORTGAGE LOANS

                                                                    PERCENT OF        AVERAGE
                                                AGGREGATE           AGGREGATE       STATISTICAL
                                 NUMBER OF   STATISTICAL CUT-      STATISTICAL        CUT-OFF       WEIGHTED       WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL         CUT-OFF         PRINCIPAL      AVERAGE        AVERAGE
PROPERTY TYPE                      LOANS          BALANCE       PRINCIPAL BALANCE     BALANCE     CREDIT SCORE   ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Single Family Residence             236       $ 71,681,790.86         51.08%        $303,736.40        729          75.75%
PUD                                 114         34,109,521.84         24.31          299,206.33        725          76.58
Condominium                         118         29,803,190.92         21.24          252,569.41        731          76.37
Townhouse                            12          2,497,274.98          1.78          208,106.25        746          79.09
2-Family                              5          1,809,427.98          1.29          361,885.60        746          73.05
3-Family                              1            437,167.09          0.31          437,167.09        667          70.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              486       $140,338,373.67        100.00%        $288,762.09        729          76.09%
=============================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 5 MORTGAGE LOANS

                                                                    PERCENT OF        AVERAGE
                                                AGGREGATE           AGGREGATE       STATISTICAL
                                 NUMBER OF   STATISTICAL CUT-      STATISTICAL        CUT-OFF       WEIGHTED       WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL         CUT-OFF         PRINCIPAL      AVERAGE        AVERAGE
PURPOSE                            LOANS          BALANCE       PRINCIPAL BALANCE     BALANCE     CREDIT SCORE   ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Purchase                            414       $113,101,587.75         80.59%        $273,192.24        729          78.41%
Refinance-Cashout                    50         18,388,486.94         13.10          367,769.74        727          63.37
Refinance-Rate/Term                  21          8,718,180.17          6.21          415,151.44        734          72.66
Cons/Perm                             1            130,118.81          0.09          130,118.81        685          84.87
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              486       $140,338,373.67        100.00%        $288,762.09        729          76.09%
=============================================================================================================================

                                                                              37

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

  GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 5 MORTGAGE
                                    LOANS (1)

                                                                    PERCENT OF        AVERAGE
                                                AGGREGATE           AGGREGATE       STATISTICAL
                                 NUMBER OF   STATISTICAL CUT-      STATISTICAL        CUT-OFF       WEIGHTED       WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL         CUT-OFF         PRINCIPAL      AVERAGE        AVERAGE
GEOGRAPHIC AREA                    LOANS          BALANCE       PRINCIPAL BALANCE     BALANCE     CREDIT SCORE   ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Alabama                               1       $    203,796.91          0.15%        $203,796.91        677          80.00%
Arizona                              17          4,227,426.30          3.01          248,672.14        740          72.54
Arkansas                              2            435,675.64          0.31          217,837.82        691          79.85
California                          114         50,056,478.48         35.67          439,091.92        729          74.70
Colorado                             12          3,123,613.04          2.23          260,301.09        752          74.98
Connecticut                           2            515,480.19          0.37          257,740.10        747          70.32
District of Columbia                  6          1,725,700.19          1.23          287,616.70        710          79.95
Florida                              80         21,700,638.44         15.46          271,257.98        733          74.81
Georgia                              19          3,951,167.12          2.82          207,956.16        701          79.87
Hawaii                                4          1,167,250.00          0.83          291,812.50        751          69.95
Idaho                                 1            150,460.00          0.11          150,460.00        701          80.00
Illinois                             17          5,003,289.33          3.57          294,311.14        710          71.97
Indiana                               3            285,822.03          0.20           95,274.01        735          78.19
Iowa                                  3            708,817.85          0.51          236,272.62        752          80.00
Kansas                                3            375,900.00          0.27          125,300.00        732          75.91
Kentucky                              2            246,048.52          0.18          123,024.26        744          80.00
Maine                                 1             47,952.21          0.03           47,952.21        680          80.00
Maryland                             35          9,381,589.79          6.68          268,045.42        722          77.74
Massachusetts                        12          2,790,286.90          1.99          232,523.91        737          79.36
Michigan                              4            596,516.80          0.43          149,129.20        722          80.00
Minnesota                             6          1,367,127.52          0.97          227,854.59        710          80.00
Mississippi                           1             95,577.79          0.07           95,577.79        690          80.00
Missouri                              5            846,306.68          0.60          169,261.34        727          80.00
Montana                               1            225,000.00          0.16          225,000.00        701          75.00
Nebraska                              1             90,705.19          0.06           90,705.19        702          80.00
Nevada                               17          4,553,477.84          3.24          267,851.64        738          78.42
New Hampshire                         1            264,000.00          0.19          264,000.00        757          67.69
New Jersey                            4          1,311,502.63          0.93          327,875.66        723          79.69
New Mexico                            1            196,013.83          0.14          196,013.83        754          90.00
New York                              3            431,567.54          0.31          143,855.85        698          75.79
North Carolina                       21          4,745,210.35          3.38          225,962.40        739          79.65
Oklahoma                              1            118,965.00          0.08          118,965.00        709          70.00
Oregon                                2            303,370.55          0.22          151,685.28        713          79.77
Pennsylvania                          5          1,028,034.99          0.73          205,607.00        724          77.75
South Carolina                       19          3,974,936.34          2.83          209,207.18        726          79.63
Tennessee                            12          2,533,535.02          1.81          211,127.92        738          79.65
Texas                                15          2,329,035.60          1.66          155,269.04        725          80.00
Utah                                  2            486,977.67          0.35          243,488.84        697          79.83
Virginia                             20          5,976,381.07          4.26          298,819.05        736          76.66
Washington                            9          2,475,918.89          1.76          275,102.10        720          79.49
West Virginia                         1            115,699.43          0.08          115,699.43        759          80.00
Wisconsin                             1            175,120.00          0.12          175,120.00        687          79.99
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              486       $140,338,373.67        100.00%        $288,762.09        729          76.09%
=============================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 1.05% of the Group 5
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              38

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 5 MORTGAGE LOANS (1)

                                                                PERCENT OF
                                               AGGREGATE         AGGREGATE          AVERAGE
                                NUMBER OF  STATISTICAL CUT-  STATISTICAL CUT-  STATISTICAL CUT-                      WEIGHTED
CURRENT MORTGAGE LOAN            MORTGAGE    OFF PRINCIPAL     OFF PRINCIPAL     OFF PRINCIPAL   WEIGHTED AVERAGE     AVERAGE
PRINCIPAL BALANCES ($)            LOANS         BALANCE           BALANCE           BALANCE        CREDIT SCORE    ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                      4     $    143,676.38          0.10%       $   35,919.10           734            78.83%
50,000.01 - 100,000.00               25        2,154,460.75          1.54            86,178.43           730            71.22
100,000.01 - 150,000.00              76        9,502,200.58          6.77           125,028.96           734            79.27
150,000.01 - 200,000.00              86       14,975,450.89         10.67           174,133.15           729            78.16
200,000.01 - 250,000.00              69       15,587,859.32         11.11           225,911.00           725            78.14
250,000.01 - 300,000.00              62       17,186,044.06         12.25           277,194.26           720            77.84
300,000.01 - 350,000.00              29        9,433,885.12          6.72           325,306.38           724            76.89
350,000.01 - 400,000.00              34       12,825,923.57          9.14           377,233.05           726            77.34
400,000.01 - 450,000.00              26       11,126,142.71          7.93           427,928.57           734            76.60
450,000.01 - 500,000.00              27       12,778,069.57          9.11           473,261.84           732            75.54
500,000.01 - 550,000.00              11        5,832,796.27          4.16           530,254.21           741            74.58
550,000.01 - 600,000.00              10        5,727,830.97          4.08           572,783.10           713            75.49
600,000.01 - 650,000.00               5        3,195,517.05          2.28           639,103.41           714            64.73
650,000.01 - 700,000.00               2        1,396,982.40          1.00           698,491.20           777            64.54
700,000.01 - 750,000.00               4        2,977,569.20          2.12           744,392.30           733            72.37
750,000.01 - 800,000.00               6        4,642,559.94          3.31           773,759.99           722            80.00
800,000.01 - 850,000.00               2        1,690,000.00          1.20           845,000.00           744            64.91
900,000.01 - 950,000.00               3        2,826,000.00          2.01           942,000.00           725            63.94
950,000.01 - 1,000,000.00             1          963,750.00          0.69           963,750.00           747            74.94
1,000,000.01 - 1,500,000.00           4        5,371,654.89          3.83         1,342,913.72           747            71.75
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              486     $140,338,373.67        100.00%       $  288,762.09           729            76.09%
===============================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 5 Mortgage Loans is expected to be approximately $288,762.

                                                                              39

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 5 MORTGAGE LOANS (1)

                                                                PERCENT OF
                                               AGGREGATE         AGGREGATE          AVERAGE
                                NUMBER OF  STATISTICAL CUT-  STATISTICAL CUT-  STATISTICAL CUT-                      WEIGHTED
ORIGINAL LOAN-TO-                MORTGAGE    OFF PRINCIPAL     OFF PRINCIPAL     OFF PRINCIPAL   WEIGHTED AVERAGE     AVERAGE
VALUE RATIOS (%)                  LOANS          BALANCE          BALANCE           BALANCE        CREDIT SCORE    ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------------

20.01 - 25.00                       1       $    620,000.00         0.44%         $ 620,000.00          743            24.80%
25.01 - 30.00                       1             69,856.91         0.05             69,856.91          721            26.93
30.01 - 35.00                       1             89,918.63         0.06             89,918.63          689            30.51
35.01 - 40.00                       1             99,907.38         0.07             99,907.38          794            39.68
40.01 - 45.00                       3            758,300.00         0.54            252,766.67          754            44.15
45.01 - 50.00                       8          3,079,320.67         2.19            384,915.08          753            48.90
50.01 - 55.00                       2            610,000.00         0.43            305,000.00          723            54.24
55.01 - 60.00                       5          2,461,908.08         1.75            492,381.62          721            58.74
60.01 - 65.00                      15          8,452,337.37         6.02            563,489.16          732            63.75
65.01 - 70.00                      28         10,264,034.67         7.31            366,572.67          716            68.94
70.01 - 75.00                      36         11,739,191.67         8.36            326,088.66          734            74.43
75.01 - 80.00                     380        100,944,632.41        71.93            265,643.77          729            79.92
80.01 - 85.00                       1            130,118.81         0.09            130,118.81          685            84.87
85.01 - 90.00                       3            564,747.07         0.40            188,249.02          722            90.00
90.01 - 95.00                       1            454,100.00         0.32            454,100.00          657            95.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            486       $140,338,373.67       100.00%          $288,762.09          729            76.09%
===============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 5 Mortgage Loans is expected to be approximately
     76.09%.

                                                                              40

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 5 MORTGAGE LOANS (1)

                                                                PERCENT OF
                                               AGGREGATE         AGGREGATE         AVERAGE
                                NUMBER OF  STATISTICAL CUT-  STATISTICAL CUT-  STATISTICAL CUT-                      WEIGHTED
CURRENT MORTGAGE                 MORTGAGE    OFF PRINCIPAL    OFF PRINCIPAL      OFF PRINCIPAL   WEIGHTED AVERAGE     AVERAGE
INTEREST RATES (%)                LOANS          BALANCE          BALANCE           BALANCE        CREDIT SCORE    ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------------

4.501 - 4.750                        2      $  1,195,822.11         0.85%         $597,911.06          715             51.38%
4.751 - 5.000                        3           736,917.00         0.53           245,639.00          738             80.00
5.001 - 5.250                        9         3,499,454.60         2.49           388,828.29          718             74.80
5.251 - 5.500                       32         9,687,355.97         6.90           302,729.87          734             76.27
5.501 - 5.750                       68        23,202,457.35        16.53           341,212.61          734             75.89
5.751 - 6.000                       98        28,003,948.50        19.95           285,754.58          721             77.24
6.001 - 6.250                      104        30,044,232.25        21.41           288,886.85          732             77.11
6.251 - 6.500                       81        21,180,464.14        15.09           261,487.21          723             74.92
6.501 - 6.750                       49        14,165,229.95        10.09           289,086.33          739             75.42
6.751 - 7.000                       30         6,162,063.17         4.39           205,402.11          735             76.73
7.001 - 7.250                        2           303,360.24         0.22           151,680.12          746             64.67
7.251 - 7.500                        7         2,058,092.33         1.47           294,013.19          690             78.59
7.501 - 7.750                        1            98,976.06         0.07            98,976.06          755             80.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             486      $140,338,373.67       100.00%         $288,762.09          729             76.09%
===============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 5 Mortgage Loans is expected to be approximately 6.099% per annum.

                 GROSS MARGINS OF THE GROUP 5 MORTGAGE LOANS (1)

                                                                PERCENT OF
                                               AGGREGATE         AGGREGATE          AVERAGE
                                NUMBER OF  STATISTICAL CUT-  STATISTICAL CUT-  STATISTICAL CUT-                      WEIGHTED
                                 MORTGAGE    OFF PRINCIPAL    OFF PRINCIPAL      OFF PRINCIPAL   WEIGHTED AVERAGE     AVERAGE
GROSS MARGIN (%)                  LOANS          BALANCE          BALANCE           BALANCE        CREDIT SCORE    ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                      486      $140,338,373.67       100.00%         $288,762.09          729             76.09%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             486      $140,338,373.67       100.00%         $288,762.09          729             76.09%
===============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 5
     Mortgage Loans is expected to be approximately 2.250% per annum.

                                                                              41

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                 RATE CEILINGS OF THE GROUP 5 MORTGAGE LOANS (1)

                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
RATE CEILINGS (%)                  LOANS         BALANCE         BALANCE       BALANCE       SCORE       LTV
--------------------------------------------------------------------------------------------------------------

9.501 - 9.750                         2      $  1,195,822.11       0.85%     $597,911.06      715       51.38%
9.751 - 10.000                        3           736,917.00       0.53       245,639.00      738       80.00
10.001 - 10.250                       9         3,499,454.60       2.49       388,828.29      718       74.80
10.251 - 10.500                      32         9,687,355.97       6.90       302,729.87      734       76.27
10.501 - 10.750                      68        23,202,457.35      16.53       341,212.61      734       75.89
10.751 - 11.000                      98        28,003,948.50      19.95       285,754.58      721       77.24
11.001 - 11.250                     104        30,044,232.25      21.41       288,886.85      732       77.11
11.251 - 11.500                      81        21,180,464.14      15.09       261,487.21      723       74.92
11.501 - 11.750                      49        14,165,229.95      10.09       289,086.33      739       75.42
11.751 - 12.000                      30         6,162,063.17       4.39       205,402.11      735       76.73
12.001 - 12.250                       2           303,360.24       0.22       151,680.12      746       64.67
12.251 - 12.500                       7         2,058,092.33       1.47       294,013.19      690       78.59
12.501 - 12.750                       1            98,976.06       0.07        98,976.06      755       80.00
--------------------------------------------------------------------------------------------------------------
TOTAL:                              486      $140,338,373.67     100.00%     $288,762.09      729       76.09%
==============================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 5
     Mortgage Loans is expected to be approximately 11.099% per annum.

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 5 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
FIRST RATE ADJUSTMENT DATE         LOANS         BALANCE         BALANCE       BALANCE       SCORE       LTV
--------------------------------------------------------------------------------------------------------------

December 1, 2009                      1      $    130,118.81       0.09%     $130,118.81      685       84.87%
September 1, 2010                     1           102,728.00       0.07       102,728.00      782       80.00
October 1, 2010                       2           503,965.00       0.36       251,982.50      714       70.00
November 1, 2010                     10         2,938,391.29       2.09       293,839.13      732       79.62
December 1, 2010                    229        65,505,319.04      46.68       286,049.43      729       75.65
January 1, 2011                     243        71,157,851.53      50.70       292,830.66      728       76.38
--------------------------------------------------------------------------------------------------------------
TOTAL:                              486      $140,338,373.67     100.00%     $288,762.09      729       76.09%
==============================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 5 Mortgage Loans is expected to be approximately 58 months.

                                                                              42

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                REMAINING TERMS OF THE GROUP 5 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF      CUT-OFF P        CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                  MORTGAGE      RINCIPAL        PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
REMAINING TERM (MONTHS)            LOANS         BALANCE         BALANCE       BALANCE       SCORE       LTV
--------------------------------------------------------------------------------------------------------------

341 - 360                           486      $140,338,373.67     100.00%     $288,762.09      729      76.09%
--------------------------------------------------------------------------------------------------------------
TOTAL:                              486      $140,338,373.67     100.00%     $288,762.09      729      76.09%
==============================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 5 Mortgage Loans is expected to be approximately 358 months.

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 5 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
CREDIT SCORES                      LOANS         BALANCE         BALANCE       BALANCE       SCORE       LTV
--------------------------------------------------------------------------------------------------------------

801 - 850                             5      $    968,432.02       0.69%     $193,686.40      802       80.00%
751 - 800                           149        42,513,095.64      30.29       285,322.79      773       76.40
701 - 750                           193        56,516,474.63      40.27       292,831.47      725       75.27
651 - 700                           138        39,980,738.42      28.49       289,715.50      685       76.80
601 - 650                             1           359,632.96       0.26       359,632.96      641       80.00
--------------------------------------------------------------------------------------------------------------
TOTAL:                              486      $140,338,373.67     100.00%     $288,762.09      729       76.09%
==============================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              43

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 5 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE     WEIGHTED
ORIGINAL DEBT-TO-INCOME          MORTGAGE      OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT       AVERAGE
RATIOS (%)                         LOANS          BALANCE            BALANCE            BALANCE         SCORE    ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

1.01 - 5.00                           3       $    600,039.78         0.43%           $200,013.26        724        80.00%
5.01 - 10.00                          1            102,703.50         0.07             102,703.50        715        80.00
10.01 - 15.00                         6          1,226,331.44         0.87             204,388.57        746        72.20
15.01 - 20.00                         8          4,450,264.30         3.17             556,283.04        714        67.88
20.01 - 25.00                        28         10,124,356.94         7.21             361,584.18        733        75.45
25.01 - 30.00                        49         15,934,413.71        11.35             325,192.12        733        74.38
30.01 - 35.00                        89         24,072,855.94        17.15             270,481.53        729        76.38
35.01 - 40.00                       123         33,827,775.91        24.10             275,022.57        719        76.53
40.01 - 45.00                       121         32,538,706.95        23.19             268,914.93        735        77.55
45.01 - 50.00                        46         13,998,685.02         9.97             304,319.24        730        77.74
50.01 - 55.00                         5          1,514,129.41         1.08             302,825.88        723        72.78
55.01 - 60.00                         5          1,678,815.95         1.20             335,763.19        734        67.14
60.01 - 65.00                         1             18,044.82         0.01              18,044.82        703        80.00
70.01 - 75.00                         1            251,250.00         0.18             251,250.00        747        75.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              486       $140,338,373.67       100.00%           $288,762.09        729        76.09%
=============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 5 Mortgage Loans is expected to be approximately 36.14%.

           MONTHS SINCE ORIGINATION OF THE GROUP 5 MORTGAGE LOANS (1)

                                                                    PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE     WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT       AVERAGE
MONTHS SINCE ORIGINATION           LOANS          BALANCE            BALANCE            BALANCE         SCORE    ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

1 - 6                               485       $140,208,254.86         99.91%          $289,089.19        729        76.08%
13 - 18                               1            130,118.81          0.09            130,118.81        685        84.87
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              486       $140,338,373.67        100.00%          $288,762.09        729        76.09%
=============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 5 Mortgage Loans is expected to be approximately 3 months.

                                                                              44

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                           GROUP 6 COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Group 6 Mortgage Loans consist of 7/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 86.81% of the Group
6 Mortgage Loans require only the payment of interest until the 85th payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.500% to 11.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                 COLLATERAL
                                                  SUMMARY     RANGE (IF APPLICABLE)
                                                -----------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                  $23,536,951
TOTAL NUMBER OF LOANS                                    72
AVERAGE LOAN PRINCIPAL BALANCE                     $326,902   $79,000 to $1,498,542
WA GROSS COUPON                                      6.157%        5.500% to 6.750%
WA FICO                                                 737              662 to 806
WA ORIGINAL TERM                                 360 months
WA REMAINING TERM                                359 months       356 to 359 months
WA OLTV                                              70.86%        41.94% to 80.00%
WA DTI                                               33.21%        11.90% to 55.90%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE           83 months         80 to 83 months
WA GROSS MARGIN                                      2.250%
WA RATE CEILING                                     11.157%      10.500% to 11.750%
GEOGRAPHIC CONCENTRATION OF MORTGAGED      CA        46.61%
PROPERTIES (TOP 5 STATES) BASED ON THE     FL         9.77%
AGGREGATE STATED PRINCIPAL BALANCE         NV         6.04%
                                           CO         5.38%
                                           VA         4.51%
PERCENTAGE OF "ALTERNATIVE" UNDERWRITING
GUIDELINE MORTGAGE LOANS                            100.00%
PERCENTAGE OF MORTGAGE LOANS COVERED BY
PMI POLICIES                                          0.00%
PERCENTAGE OF BUYDOWN LOANS                           0.00%

                                                                              45

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 6 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
OCCUPANCY                          LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Primary Residence                    62       $21,197,921.79          90.06%          $341,901.96           735           70.70%
Second Home                           8         2,067,280.70           8.78            258,410.09           760           71.28
Investor Property                     2           271,748.06           1.15            135,874.03           732           80.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               72       $23,536,950.55         100.00%          $326,902.09           737           70.86%
===================================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 6 MORTGAGE LOANS

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
PROPERTY TYPE                      LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Single Family Residence              36       $12,183,451.01          51.76%         $  338,429.19          741           69.46%
PUD                                  16         5,022,190.00          21.34             313,886.88          728           72.15
Condominium                          18         4,704,767.45          19.99             261,375.97          735           78.35
2-Family                              1         1,498,542.09           6.37           1,498,542.09          741           53.57
Townhouse                             1           128,000.00           0.54             128,000.00          758           80.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               72       $23,536,950.55         100.00%         $  326,902.09          737           70.86%
===================================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 6 MORTGAGE LOANS

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
PURPOSE                            LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Purchase                             52       $12,658,943.32          53.78%          $243,441.22           735           75.44%
Refinance-Cashout                    10         5,602,585.47          23.80            560,258.55           740           63.74
Refinance-Rate/Term                  10         5,275,421.76          22.41            527,542.18           738           67.43
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               72       $23,536,950.55         100.00%          $326,902.09           737           70.86%
===================================================================================================================================

                                                                              46

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

             GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF
                         THE GROUP 6 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
GEOGRAPHIC AREA                    LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

California                           20       $10,969,874.00          46.61%          $548,493.70           742           65.57%
Colorado                              3         1,266,000.00           5.38            422,000.00           715           70.60
Delaware                              1           368,000.00           1.56            368,000.00           719           65.02
Florida                               8         2,298,493.44           9.77            287,311.68           758           73.47
Illinois                              2           389,599.67           1.66            194,799.84           715           80.00
Kansas                                1           128,000.00           0.54            128,000.00           758           80.00
Maryland                              3           646,532.58           2.75            215,510.86           710           79.98
Michigan                              3           560,220.16           2.38            186,740.05           717           80.00
Minnesota                             2           779,900.00           3.31            389,950.00           692           79.86
Nevada                                3         1,421,000.00           6.04            473,666.67           744           70.30
New Mexico                            1           296,000.00           1.26            296,000.00           687           80.00
North Carolina                        5           767,541.48           3.26            153,508.30           731           80.00
Oregon                                1           113,600.00           0.48            113,600.00           720           80.00
South Carolina                        5           815,600.00           3.47            163,120.00           757           80.00
Texas                                 7           917,450.00           3.90            131,064.29           708           79.97
Utah                                  1           536,000.00           2.28            536,000.00           765           80.00
Virginia                              5         1,061,539.22           4.51            212,307.84           746           70.08
Washington                            1           201,600.00           0.86            201,600.00           728           80.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               72       $23,536,950.55         100.00%          $326,902.09           737           70.86%
===================================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 6.37% of the Group 6
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              47

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 6 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
CURRENT MORTGAGE LOAN            MORTGAGE      OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
PRINCIPAL BALANCES ($)             LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

50,000.01 - 100,000.00               4        $   350,914.47           1.49%         $   87,728.62       735      79.95%
100,000.01 - 150,000.00             14          1,797,168.22           7.64             128,369.16       743      79.75
150,000.01 - 200,000.00              7          1,185,575.26           5.04             169,367.89       756      79.99
200,000.01 - 250,000.00             11          2,373,705.90          10.09             215,791.45       717      79.60
250,000.01 - 300,000.00              5          1,395,612.00           5.93             279,122.40       699      77.28
300,000.01 - 350,000.00              5          1,680,380.70           7.14             336,076.14       741      71.68
350,000.01 - 400,000.00              5          1,858,200.00           7.89             371,640.00       737      69.30
400,000.01 - 450,000.00              6          2,568,741.91          10.91             428,123.65       735      73.82
450,000.01 - 500,000.00              5          2,361,500.00          10.03             472,300.00       720      68.68
500,000.01 - 550,000.00              1            536,000.00           2.28             536,000.00       765      80.00
550,000.01 - 600,000.00              1            600,000.00           2.55             600,000.00       697      75.00
600,000.01 - 650,000.00              3          1,888,110.00           8.02             629,370.00       742      60.84
700,000.01 - 750,000.00              1            741,000.00           3.15             741,000.00       745      65.00
850,000.01 - 900,000.00              2          1,730,000.00           7.35             865,000.00       768      66.64
950,000.01 - 1,000,000.00            1            971,500.00           4.13             971,500.00       783      58.88
1,000,000.01 - 1,500,000.00          1          1,498,542.09           6.37           1,498,542.09       741      53.57
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              72        $23,536,950.55         100.00%         $  326,902.09       737      70.86%
=========================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 6 Mortgage Loans is expected to be approximately $326,902.

                                                                              48

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 6 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
ORIGINAL LOAN-TO-VALUE           MORTGAGE      OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
RATIOS (%)                         LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

40.01 - 45.00                        1        $   650,000.00          2.76%           $650,000.00        750      41.94%
50.01 - 55.00                        5          3,183,542.09         13.53             636,708.42        747      53.11
55.01 - 60.00                        2          1,356,500.00          5.76             678,250.00        784      58.48
60.01 - 65.00                        3          1,964,900.00          8.35             654,966.67        766      64.45
65.01 - 70.00                        6          2,877,085.47         12.22             479,514.25        736      68.71
70.01 - 75.00                        3          1,680,700.00          7.14             560,233.33        719      73.75
75.01 - 80.00                       52         11,824,222.99         50.24             227,388.90        727      79.82
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              72        $23,536,950.55        100.00%           $326,902.09        737      70.86%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 6 Mortgage Loans is expected to be approximately
     70.86%.

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 6 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
CURRENT MORTGAGE INTEREST        MORTGAGE      OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
RATES (%)                          LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

5.251 - 5.500                         2       $   326,780.58           1.39%          $163,390.29        728      79.96%
5.501 - 5.750                         7         2,853,431.69          12.12            407,633.10        749      68.66
5.751 - 6.000                        15         5,446,476.44          23.14            363,098.43        717      72.54
6.001 - 6.250                        18         7,025,256.72          29.85            390,292.04        750      66.19
6.251 - 6.500                        20         4,876,473.20          20.72            243,823.66        729      75.89
6.501 - 6.750                        10         3,008,531.92          12.78            300,853.19        748      71.62
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               72       $23,536,950.55         100.00%          $326,902.09        737      70.86%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 6 Mortgage Loans is expected to be approximately 6.157% per annum.

                                                                              49

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                 GROSS MARGINS OF THE GROUP 6 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
GROSS MARGIN (%)                   LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                       72        $23,536,950.55         100.00%          $326,902.09        737      70.86%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              72        $23,536,950.55         100.00%          $326,902.09        737      70.86%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 6
     Mortgage Loans is expected to be approximately 2.250% per annum.

                 RATE CEILINGS OF THE GROUP 6 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE         AGGREGATE            AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
RATE CEILINGS (%)                  LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

10.251 - 10.500                      2        $   326,780.58           1.39%          $163,390.29        728      79.96%
10.501 - 10.750                      7          2,853,431.69          12.12            407,633.10        749      68.66
10.751 - 11.000                     15          5,446,476.44          23.14            363,098.43        717      72.54
11.001 - 11.250                     18          7,025,256.72          29.85            390,292.04        750      66.19
11.251 - 11.500                     20          4,876,473.20          20.72            243,823.66        729      75.89
11.501 - 11.750                     10          3,008,531.92          12.78            300,853.19        748      71.62
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              72        $23,536,950.55         100.00%          $326,902.09        737      70.86%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 6
     Mortgage Loans is expected to be approximately 11.157% per annum.

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 6 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
FIRST RATE ADJUSTMENT DATE         LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

October 1, 2012                      1        $   147,420.16           0.63%          $147,420.16        751      80.00%
November 1, 2012                     2            599,300.00           2.55            299,650.00        719      75.29
December 1, 2012                    31          9,098,651.50          38.66            293,504.89        727      73.09
January 1, 2013                     38         13,691,578.89          58.17            360,304.71        745      69.08
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              72        $23,536,950.55         100.00%          $326,902.09        737      70.86%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 6 Mortgage Loans is expected to be approximately 83 months.

                                                                              50

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                REMAINING TERMS OF THE GROUP 6 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE         AGGREGATE            AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
REMAINING TERM (MONTHS)            LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

341 - 360                           72        $23,536,950.55         100.00%          $326,902.09        737      70.86%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              72        $23,536,950.55         100.00%          $326,902.09        737      70.86%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 6 Mortgage Loans is expected to be approximately 359 months.

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 6 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
CREDIT SCORES                      LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

801 - 850                            1        $   448,000.00           1.90%          $448,000.00        806      80.00%
751 - 800                           27          8,365,206.12          35.54            309,822.45        772      69.65
701 - 750                           27          9,545,870.85          40.56            353,550.77        730      67.28
651 - 700                           17          5,177,873.58          22.00            304,580.80        688      78.60
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              72        $23,536,950.55         100.00%          $326,902.09        737      70.86%
=========================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              51

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 6 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
ORIGINAL DEBT-TO-                 MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
INCOME RATIOS (%)                  LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                         1       $   455,000.00           1.93%          $455,000.00           772           52.60%
15.01 - 20.00                         4         1,492,410.00           6.34            373,102.50           723           71.65
20.01 - 25.00                         4         1,337,494.47           5.68            334,373.62           764           69.01
25.01 - 30.00                        16         6,317,928.77          26.84            394,870.55           742           67.05
30.01 - 35.00                        12         3,689,333.72          15.67            307,444.48           734           71.27
35.01 - 40.00                        18         4,525,530.16          19.23            251,418.34           722           79.97
40.01 - 45.00                        13         4,612,377.96          19.60            354,798.30           740           68.89
45.01 - 50.00                         1           409,175.47           1.74            409,175.47           696           70.00
50.01 - 55.00                         2           570,900.00           2.43            285,450.00           763           70.08
55.01 - 60.00                         1           126,800.00           0.54            126,800.00           754           76.39
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               72       $23,536,950.55         100.00%          $326,902.09           737           70.86%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 6 Mortgage Loans is expected to be approximately 33.21%.

           MONTHS SINCE ORIGINATION OF THE GROUP 6 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
MONTHS SINCE ORIGINATION           LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

1 - 6                                72       $23,536,950.55         100.00%          $326,902.09           737           70.86%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               72       $23,536,950.55         100.00%          $326,902.09           737           70.86%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 6 Mortgage Loans is expected to be approximately 2 months.

                                                                              52

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                           GROUP 7 COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Group 7 Mortgage Loans consist of 10/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 98.78% of the Group
7 Mortgage Loans require only the payment of interest until the 121st payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.250% to 11.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                              COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                              ------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                    $76,951,517
TOTAL NUMBER OF LOANS                                                     186
AVERAGE LOAN PRINCIPAL BALANCE                                       $413,718      $69,200 to $1,900,000
WA GROSS COUPON                                                        6.159%           5.250% to 6.750%
WA FICO                                                                   740                 651 to 814
WA ORIGINAL TERM                                                   360 months
WA REMAINING TERM                                                  359 months          357 to 359 months
WA OLTV                                                                68.96%           22.27% to 80.00%
WA DTI                                                                 35.62%            6.90% to 56.00%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                            119 months          117 to 119 months
WA GROSS MARGIN                                                        2.250%
WA RATE CEILING                                                       11.159%         10.250% to 11.750%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES         CA            50.62%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   FL            10.08%
BALANCE                                                  MA             3.71%
                                                         CO             3.59%
                                                         VA             3.36%
PERCENTAGE OF "ALTERNATIVE" UNDERWRITING GUIDELINE
MORTGAGE LOANS                                                        100.00%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                    0.00%
PERCENTAGE OF BUYDOWN LOANS                                             0.00%

                                                                              53

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 7 MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                AGGREGATE         AGGREGATE         AVERAGE
                                 NUMBER OF  STATISTICAL CUT-  STATISTICAL CUT-  STATISTICAL CUT-                      WEIGHTED
                                  MORTGAGE    OFF PRINCIPAL    OFF PRINCIPAL    OFF PRINCIPAL     WEIGHTED AVERAGE     AVERAGE
OCCUPANCY                          LOANS         BALANCE           BALANCE          BALANCE         CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Primary Residence                    172      $71,876,853.62        93.41%         $417,888.68           740             69.42%
Second Home                           12        4,764,513.16         6.19           397,042.76           739             61.82
Investor Property                      2          310,150.00         0.40           155,075.00           759             71.87
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               186      $76,951,516.78       100.00%         $413,717.83           740             68.96%
===============================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 7 MORTGAGE LOANS

                                                                 PERCENT OF
                                                AGGREGATE         AGGREGATE         AVERAGE
                                 NUMBER OF  STATISTICAL CUT-  STATISTICAL CUT-  STATISTICAL CUT-                      WEIGHTED
                                  MORTGAGE    OFF PRINCIPAL    OFF PRINCIPAL    OFF PRINCIPAL     WEIGHTED AVERAGE     AVERAGE
PROPERTY TYPE                      LOANS         BALANCE           BALANCE          BALANCE         CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Single Family Residence              109      $46,344,095.08         60.23%         $425,175.18          739            68.49%
PUD                                   48       19,351,371.20         25.15           403,153.57          735            68.33
Condominium                           24        7,776,550.50         10.11           324,022.94          738            74.32
2-Family                               2        1,308,000.00          1.70           654,000.00          784            49.62
Townhouse                              2        1,180,000.00          1.53           590,000.00          742            78.69
3-Family                               1          991,500.00          1.29           991,500.00          811            75.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               186      $76,951,516.78        100.00%         $413,717.83          740            68.96%
================================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 7 MORTGAGE LOANS

                                                                 PERCENT OF
                                                AGGREGATE         AGGREGATE         AVERAGE
                                 NUMBER OF  STATISTICAL CUT-  STATISTICAL CUT-  STATISTICAL CUT-                      WEIGHTED
                                  MORTGAGE    OFF PRINCIPAL    OFF PRINCIPAL    OFF PRINCIPAL     WEIGHTED AVERAGE     AVERAGE
PURPOSE                            LOANS         BALANCE           BALANCE          BALANCE         CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Purchase                             105      $40,243,743.01         52.30%         $383,273.74          743            76.34%
Refinance-Cashout                     45       18,880,582.28         24.54           419,568.50          733            60.95
Refinance-Rate/Term                   36       17,827,191.49         23.17           495,199.76          739            60.80
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               186      $76,951,516.78        100.00%         $413,717.83          740            68.96%
================================================================================================================================

                                                                              54

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

             GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF
                         THE GROUP 7 MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                AGGREGATE         AGGREGATE         AVERAGE
                                 NUMBER OF  STATISTICAL CUT-  STATISTICAL CUT-  STATISTICAL CUT-                      WEIGHTED
                                  MORTGAGE    OFF PRINCIPAL    OFF PRINCIPAL    OFF PRINCIPAL     WEIGHTED AVERAGE     AVERAGE
GEOGRAPHIC AREA                    LOANS         BALANCE           BALANCE          BALANCE         CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Arizona                               5       $ 1,448,230.00         1.88%        $  289,646.00          765            62.96%
California                           76        38,954,516.08        50.62            512,559.42          741            68.94
Colorado                              8         2,761,785.00         3.59            345,223.13          753            64.60
Connecticut                           2         2,346,400.00         3.05          1,173,200.00          667            51.89
District of Columbia                  2           744,000.00         0.97            372,000.00          725            77.93
Florida                              21         7,754,607.00        10.08            369,267.00          737            69.84
Georgia                               9         2,316,123.08         3.01            257,347.01          733            71.14
Hawaii                                1           420,000.00         0.55            420,000.00          726            67.85
Illinois                              5         1,078,230.00         1.40            215,646.00          754            65.69
Kansas                                1           139,200.00         0.18            139,200.00          753            80.00
Maryland                              6         2,092,999.74         2.72            348,833.29          729            65.09
Massachusetts                         4         2,852,750.00         3.71            713,187.50          760            62.43
Michigan                              5         1,840,413.00         2.39            368,082.60          744            71.59
Minnesota                             3         1,257,900.00         1.63            419,300.00          706            74.74
Mississippi                           1           127,193.45         0.17            127,193.45          716            80.00
Nevada                                1           193,900.00         0.25            193,900.00          796            70.00
New Jersey                            1           303,920.00         0.39            303,920.00          766            80.00
New Mexico                            2           444,000.00         0.58            222,000.00          753            80.00
New York                              1           347,836.00         0.45            347,836.00          725            55.21
North Carolina                        4         1,156,082.00         1.50            289,020.50          735            67.30
Oregon                                1           680,000.00         0.88            680,000.00          759            80.00
Pennsylvania                          1           568,000.00         0.74            568,000.00          778            80.00
South Carolina                       11         2,489,806.69         3.24            226,346.06          737            72.04
Tennessee                             1            96,000.00         0.12             96,000.00          696            80.00
Texas                                 5         1,306,732.00         1.70            261,346.40          754            80.00
Virginia                              8         2,583,753.74         3.36            322,969.22          757            76.14
Washington                            1           647,139.00         0.84            647,139.00          719            71.51
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              186       $76,951,516.78       100.00%        $  413,717.83          740            68.96%
================================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 2.51% of the Group 7
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              55

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 7 MORTGAGE LOANS (1)

                                                              PERCENT OF
                                                AGGREGATE      AGGREGATE       AVERAGE
                                               STATISTICAL    STATISTICAL    STATISTICAL    WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF        CUT-OFF       AVERAGE    AVERAGE
CURRENT MORTGAGE LOAN             MORTGAGE      PRINCIPAL      PRINCIPAL      PRINCIPAL      CREDIT    ORIGINAL
PRINCIPAL BALANCES ($)             LOANS         BALANCE        BALANCE        BALANCE        SCORE       LTV
--------------------------------------------------------------------------------------------------------------

50,000.01 - 100,000.00                3      $   265,200.00       0.34%     $   88,400.00      714       68.50%
100,000.01 - 150,000.00              17        2,200,304.14       2.86         129,429.66      741       79.11
150,000.01 - 200,000.00              17        3,053,540.00       3.97         179,620.00      746       71.96
200,000.01 - 250,000.00              16        3,599,974.74       4.68         224,998.42      735       75.11
250,000.01 - 300,000.00              14        3,968,524.82       5.16         283,466.06      738       66.79
300,000.01 - 350,000.00              16        5,211,881.92       6.77         325,742.62      744       72.24
350,000.01 - 400,000.00              20        7,477,008.40       9.72         373,850.42      741       64.63
400,000.01 - 450,000.00              11        4,765,854.19       6.19         433,259.47      740       72.52
450,000.01 - 500,000.00              18        8,644,334.70      11.23         480,240.82      722       71.43
500,000.01 - 550,000.00               8        4,219,125.00       5.48         527,390.63      750       71.57
550,000.01 - 600,000.00              15        8,685,687.81      11.29         579,045.85      739       71.60
600,000.01 - 650,000.00               8        5,093,901.69       6.62         636,737.71      731       70.97
650,000.01 - 700,000.00               5        3,354,200.00       4.36         670,840.00      762       72.62
700,000.01 - 750,000.00               6        4,414,750.00       5.74         735,791.67      724       62.67
750,000.01 - 800,000.00               2        1,570,000.00       2.04         785,000.00      727       57.90
800,000.01 - 850,000.00               3        2,481,000.00       3.22         827,000.00      782       67.16
900,000.01 - 950,000.00               1          939,129.37       1.22         939,129.37      804       80.00
950,000.01 - 1,000,000.00             4        3,957,100.00       5.14         989,275.00      779       62.16
1,000,000.01 - 1,500,000.00           1        1,150,000.00       1.49       1,150,000.00      750       57.50
1,500,000.01 - 2,000,000.00           1        1,900,000.00       2.47       1,900,000.00      651       45.29
--------------------------------------------------------------------------------------------------------------
TOTAL:                              186      $76,951,516.78     100.00%     $  413,717.83      740       68.96%
==============================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 7 Mortgage Loans is expected to be approximately $413,718.

                                                                              56

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 7 MORTGAGE LOANS (1)

                                                              PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
ORIGINAL LOAN-TO-VALUE            MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
RATIOS (%)                         LOANS         BALANCE        BALANCE       BALANCE       SCORE       LTV
-------------------------------------------------------------------------------------------------------------

20.01 - 25.00                         1      $   244,999.74       0.32%     $244,999.74      694       22.27%
25.01 - 30.00                         1          197,000.00       0.26       197,000.00      796       26.20
30.01 - 35.00                         1          747,000.00       0.97       747,000.00      698       32.48
35.01 - 40.00                         4        2,379,650.00       3.09       594,912.50      738       36.90
40.01 - 45.00                         4        1,664,311.08       2.16       416,077.77      763       43.08
45.01 - 50.00                         8        4,281,000.50       5.56       535,125.06      692       46.57
50.01 - 55.00                        11        4,849,998.63       6.30       440,908.97      754       52.74
55.01 - 60.00                         7        4,397,836.00       5.72       628,262.29      751       57.94
60.01 - 65.00                         9        4,805,217.19       6.24       533,913.02      770       63.29
65.01 - 70.00                        24       10,523,450.27      13.68       438,477.09      735       68.53
70.01 - 75.00                        14        6,863,796.62       8.92       490,271.19      724       74.07
75.01 - 80.00                       102       35,997,256.75      46.78       352,914.28      743       79.69
-------------------------------------------------------------------------------------------------------------
TOTAL:                              186      $76,951,516.78     100.00%     $413,717.83      740       68.96%
=============================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 7 Mortgage Loans is expected to be approximately
     68.96%.

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 7 MORTGAGE LOANS (1)

                                                              PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
CURRENT MORTGAGE INTEREST         MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
RATES (%)                          LOANS         BALANCE        BALANCE       BALANCE       SCORE       LTV
-------------------------------------------------------------------------------------------------------------

5.001 - 5.250                         1      $   600,000.00       0.78%     $600,000.00      782       35.82%
5.251 - 5.500                         6        2,844,999.69       3.70       474,166.62      747       77.26
5.501 - 5.750                        14        5,786,473.00       7.52       413,319.50      748       70.39
5.751 - 6.000                        44       18,745,997.67      24.36       426,045.40      746       70.46
6.001 - 6.250                        51       21,993,089.35      28.58       431,237.05      729       68.37
6.251 - 6.500                        54       21,034,860.38      27.34       389,534.45      741       66.99
6.501 - 6.750                        16        5,946,096.69       7.73       371,631.04      742       71.36
-------------------------------------------------------------------------------------------------------------
TOTAL:                              186      $76,951,516.78     100.00%     $413,717.83      740       68.96%
=============================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 7 Mortgage Loans is expected to be approximately 6.159% per annum.

                                                                              57

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                 GROSS MARGINS OF THE GROUP 7 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE     WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT       AVERAGE
GROSS MARGIN (%)                   LOANS          BALANCE            BALANCE            BALANCE        SCORE     ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                       186       $76,951,516.78         100.00%          $413,717.83        740        68.96%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              186       $76,951,516.78         100.00%          $413,717.83        740        68.96%
=============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 7
     Mortgage Loans is expected to be approximately 2.250% per annum.

                 RATE CEILINGS OF THE GROUP 7 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                AGGREGATE           AGGREGATE           AVERAGE       WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE     WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT       AVERAGE
RATE CEILINGS (%)                  LOANS          BALANCE            BALANCE            BALANCE        SCORE     ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

10.001 - 10.250                       1       $   600,000.00             0.78%        $600,000.00        782        35.82%
10.251 - 10.500                       6         2,844,999.69             3.70          474,166.62        747        77.26
10.501 - 10.750                      14         5,786,473.00             7.52          413,319.50        748        70.39
10.751 - 11.000                      44        18,745,997.67            24.36          426,045.40        746        70.46
11.001 - 11.250                      51        21,993,089.35            28.58          431,237.05        729        68.37
11.251 - 11.500                      54        21,034,860.38            27.34          389,534.45        741        66.99
11.501 - 11.750                      16         5,946,096.69             7.73          371,631.04        742        71.36
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              186       $76,951,516.78           100.00%        $413,717.83        740        68.96%
=============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 7
     Mortgage Loans is expected to be approximately 11.159% per annum.

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 7 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE     WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT       AVERAGE
FIRST RATE ADJUSTMENT DATE         LOANS          BALANCE            BALANCE            BALANCE         SCORE    ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

November 1, 2015                      2       $   691,200.00           0.90%          $345,600.00        744        80.00%
December 1, 2015                     67        29,816,291.02          38.75            445,019.27        741        67.39
January 1, 2016                     117        46,444,025.76          60.35            396,957.49        739        69.81
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              186       $76,951,516.78         100.00%          $413,717.83        740        68.96%
=============================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 7 Mortgage Loans is expected to be approximately 119 months.

                                                                              58

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                REMAINING TERMS OF THE GROUP 7 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE         AGGREGATE            AVERAGE       WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE     WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT       AVERAGE
REMAINING TERM (MONTHS)            LOANS          BALANCE            BALANCE            BALANCE         SCORE    ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

341 - 360                           186       $76,951,516.78         100.00%          $413,717.83        740        68.96%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              186       $76,951,516.78         100.00%          $413,717.83        740        68.96%
=============================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 7 Mortgage Loans is expected to be approximately 359 months.

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 7 MORTGAGE LOANS (1)

                                                                    PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE     WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT       AVERAGE
CREDIT SCORES                      LOANS          BALANCE            BALANCE            BALANCE         SCORE    ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

801 - 850                             9       $ 5,078,578.00           6.60%          $564,286.44        806        72.72%
751 - 800                            63        27,063,152.23          35.17            429,573.84        772        68.62
701 - 750                            78        28,512,084.95          37.05            365,539.55        729        70.99
651 - 700                            36        16,297,701.60          21.18            452,713.93        686        64.80
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              186       $76,951,516.78         100.00%          $413,717.83        740        68.96%
=============================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              59

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 7 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
ORIGINAL DEBT-TO-INCOME          MORTGAGE      OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
RATIOS (%)                         LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                          1           193,900.00           0.25             193,900.00       796      70.00
10.01 - 15.00                         1           197,000.00           0.26             197,000.00       796      26.20
15.01 - 20.00                         5         3,503,500.00           4.55             700,700.00       706      53.48
20.01 - 25.00                        10         5,641,550.00           7.33             564,155.00       743      68.30
25.01 - 30.00                        23         9,307,528.01          12.10             404,675.13       753      59.62
30.01 - 35.00                        38        13,590,355.19          17.66             357,640.93       734      73.74
35.01 - 40.00                        44        18,106,944.00          23.53             411,521.45       741      71.61
40.01 - 45.00                        49        19,440,921.58          25.26             396,753.50       739      69.57
45.01 - 50.00                        12         5,938,618.00           7.72             494,884.83       744      71.83
50.01 - 55.00                         1           345,600.00           0.45             345,600.00       760      80.00
55.01 - 60.00                         1           380,000.00           0.49             380,000.00       786      80.00
Not Scored                            1       $   305,600.00           0.40%           $305,600.00       744      80.00%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              186       $76,951,516.78         100.00%           $413,717.83       740      68.96%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 7 Mortgage Loans is expected to be approximately 35.62%.

           MONTHS SINCE ORIGINATION OF THE GROUP 7 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
                                 MORTGAGE      OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
MONTHS SINCE ORIGINATION           LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

1 - 6                               186       $76,951,516.78         100.00%           $413,717.83       740      68.96%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              186       $76,951,516.78         100.00%           $413,717.83       740      68.96%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 7 Mortgage Loans is expected to be approximately 2 months.

                                                                              60

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                       AGGREGATE GROUP COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Aggregate Group Mortgage Loans consist of 3/1, 5/1, 7/1, and 10/1 One-Year
LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3, 5, 7, and 10 years, respectively, after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 75.69% of the Aggregate Group
Mortgage Loans require only the payment of interest until the 37th, 61st, 85th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.625% to 13.500%.
The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                               COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                               ------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                       $482,269,295
TOTAL NUMBER OF LOANS                                       1,218
AVERAGE LOAN PRINCIPAL BALANCE                           $395,952   $18,045 to $1,900,000
WA GROSS COUPON                                            6.030%        4.500% to 7.625%
WA FICO                                                       736              621 to 816
WA ORIGINAL TERM                                       360 months       240 to 360 months
WA REMAINING TERM                                      357 months       239 to 360 months
WA OLTV                                                    73.21%        21.38% to 95.00%
WA DTI                                                     36.04%         1.70% to 73.40%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                 67 months        14 to 119 months
WA GROSS MARGIN                                            2.250%
WA RATE CEILING                                           11.154%       9.625% to 13.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED     CA               40.80%
PROPERTIES (TOP 5 STATES) BASED ON THE    FL               13.59%
AGGREGATE STATED PRINCIPAL BALANCE        VA                6.12%
                                          MD                3.86%
                                          SC                3.44%

PERCENTAGE OF "ALTERNATIVE"
UNDERWRITING GUIDELINE MORTGAGE LOANS                      55.94%
PERCENTAGE OF MORTGAGE LOANS COVERED
BY PMI POLICIES                                             0.00%

PERCENTAGE OF BUYDOWN LOANS                                 0.00%

                                                                              61

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

   OCCUPANCY OF MORTGAGED PROPERTIES OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

                                                                    PERCENT OF        AVERAGE
                                                 AGGREGATE          AGGREGATE       STATISTICAL
                                 NUMBER OF   STATISTICAL CUT-      STATISTICAL        CUT-OFF       WEIGHTED       WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL         CUT-OFF         PRINCIPAL       AVERAGE        AVERAGE
OCCUPANCY                          LOANS          BALANCE       PRINCIPAL BALANCE     BALANCE     CREDIT SCORE   ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Primary Residence                  1,046      $419,498,055.66         86.98%        $401,049.77        735          73.53%
Second Home                          121        50,361,650.16         10.44          416,211.98        746          70.54
Investor Property                     51        12,409,589.66          2.57          243,325.29        741          73.38
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,218      $482,269,295.48        100.00%        $395,951.80        736          73.21%
=============================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

              PROPERTY TYPES OF THE AGGREGATE GROUP MORTGAGE LOANS

                                                                    PERCENT OF        AVERAGE
                                                AGGREGATE           AGGREGATE       STATISTICAL
                                 NUMBER OF   STATISTICAL CUT-     STATISTICAL         CUT-OFF       WEIGHTED       WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL        CUT-OFF          PRINCIPAL       AVERAGE        AVERAGE
PROPERTY TYPE                      LOANS          BALANCE       PRINCIPAL BALANCE     BALANCE     CREDIT SCORE   ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Single Family Residence              626      $258,062,893.81         53.51%        $412,241.04        736          72.19%
PUD                                  307       126,912,061.75         26.32          413,394.34        734          73.84
Condominium                          253        83,087,744.70         17.23          328,410.06        740          75.89
2-Family                              13         7,941,453.15          1.65          610,881.01        742          64.60
Townhouse                             16         4,236,474.98          0.88          264,779.69        745          79.10
3-Family                               3         2,028,667.09          0.42          676,222.36        756          75.40
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,218      $482,269,295.48        100.00%        $395,951.80        736          73.21%
=============================================================================================================================

           MORTGAGE LOAN PURPOSE OF THE AGGREGATE GROUP MORTGAGE LOANS

                                                                    PERCENT OF        AVERAGE
                                                AGGREGATE           AGGREGATE       STATISTICAL
                                 NUMBER OF   STATISTICAL CUT-     STATISTICAL         CUT-OFF       WEIGHTED       WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL        CUT-OFF          PRINCIPAL       AVERAGE        AVERAGE
PURPOSE                            LOANS          BALANCE       PRINCIPAL BALANCE     BALANCE     CREDIT SCORE   ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Purchase                             892      $326,833,609.85         67.77%        $366,405.39        738          77.21%
Refinance-Cashout                    184        84,604,670.31         17.54          459,807.99        730          64.47
Refinance-Rate/Term                  138        68,722,153.39         14.25          497,986.62        736          64.76
Cons/Perm                              4         2,108,861.93          0.44          527,215.48        726          78.69
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,218      $482,269,295.48        100.00%        $395,951.80        736          73.21%
=============================================================================================================================

                                                                              62

BANC OF AMERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is provided for your information by Banc of
America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

   GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE AGGREGATE GROUP
                               MORTGAGE LOANS (1)

                                                                    PERCENT OF        AVERAGE
                                                AGGREGATE           AGGREGATE       STATISTICAL
                                 NUMBER OF   STATISTICAL CUT-     STATISTICAL         CUT-OFF       WEIGHTED       WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL        CUT-OFF          PRINCIPAL       AVERAGE        AVERAGE
GEOGRAPHIC AREA                    LOANS          BALANCE       PRINCIPAL BALANCE     BALANCE     CREDIT SCORE   ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Alabama                                2      $    731,796.91           0.15%       $365,898.46        715          80.00%
Arizona                               38        14,228,669.81           2.95         374,438.68        762          73.02
Arkansas                               3         1,049,304.70           0.22         349,768.23        715          77.28
California                           387       196,761,963.09          40.80         508,428.85        736          71.91
Colorado                              33        11,152,842.72           2.31         337,964.93        744          69.92
Connecticut                           11         6,137,236.04           1.27         557,930.55        712          63.31
Delaware                               1           368,000.00           0.08         368,000.00        719          65.02
District of Columbia                  15         5,672,913.89           1.18         378,194.26        728          74.09
Florida                              176        65,521,478.08          13.59         372,281.13        737          73.80
Georgia                               37         9,830,221.12           2.04         265,681.65        717          76.09
Hawaii                                10         3,738,009.47           0.78         373,800.95        736          70.64
Idaho                                  2           642,460.00           0.13         321,230.00        728          80.00
Illinois                              41        13,600,816.50           2.82         331,727.23        728          71.71
Indiana                                4           993,822.03           0.21         248,455.51        761          79.48
Iowa                                   3           708,817.85           0.15         236,272.62        752          80.00
Kansas                                 8         1,673,860.85           0.35         209,232.61        737          70.83
Kentucky                               2           246,048.52           0.05         123,024.26        744          80.00
Louisiana                              1           519,444.08           0.11         519,444.08        627          80.00
Maine                                  2           527,952.21           0.11         263,976.11        793          80.00
Maryland                              58        18,637,242.40           3.86         321,331.77        724          74.19
Massachusetts                         23         9,594,461.10           1.99         417,150.48        745          69.91
Michigan                              16         4,754,149.96           0.99         297,134.37        732          70.52
Minnesota                             12         4,004,927.52           0.83         333,743.96        710          78.32
Mississippi                            2           222,771.24           0.05         111,385.62        705          80.00
Missouri                               9         2,631,292.51           0.55         292,365.83        723          74.16
Montana                                2           975,000.00           0.20         487,500.00        762          78.04
Nebraska                               1            90,705.19           0.02          90,705.19        702          80.00
Nevada                                28        10,025,299.21           2.08         358,046.40        743          75.64
New Hampshire                          3         1,179,850.17           0.24         393,283.39        703          74.64
New Jersey                            17         7,934,558.55           1.65         466,738.74        735          77.33
New Mexico                             8         2,385,510.88           0.49         298,188.86        747          80.82
New York                               7         2,547,403.54           0.53         363,914.79        730          67.39
North Carolina                        34         9,130,324.06           1.89         268,538.94        745          73.41
Oklahoma                               1           118,965.00           0.02         118,965.00        709          70.00
Oregon                                 5         1,596,970.55           0.33         319,394.11        744          76.80
Pennsylvania                           8         2,256,234.99           0.47         282,029.37        749          78.29
Rhode Island                           1           680,000.00           0.14         680,000.00        783          80.00
South Carolina                        54        16,608,024.01           3.44         307,556.00        739          74.46
Tennessee                             15         3,445,994.82           0.71         229,732.99        749          79.63
Texas                                 35         9,245,693.91           1.92         264,162.68        720          74.73
Utah                                   4         1,612,977.67           0.33         403,244.42        746          79.89
Vermont                                1           380,000.00           0.08         380,000.00        696          69.09
Virginia                              75        29,537,137.15           6.12         393,828.50        742          76.27
Washington                            21         8,277,323.75           1.72         394,158.27        744          78.15
West Virginia                          1           115,699.43           0.02         115,699.43        759          80.00
Wisconsin                              1           175,120.00           0.04         175,120.00        687          79.99
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,218      $482,269,295.48         100.00%       $395,951.80        736          73.21%
=============================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 0.89% of the Aggregate
     Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              63

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE GROUP MORTGAGE
                                    LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE       AVERAGE
                                               STATISTICAL     STATISTICAL    STATISTICAL    WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF       AVERAGE    AVERAGE
CURRENT MORTGAGE LOAN             MORTGAGE      PRINCIPAL       PRINCIPAL      PRINCIPAL      CREDIT    ORIGINAL
PRINCIPAL BALANCES ($)             LOANS         BALANCE         BALANCE        BALANCE        SCORE       LTV
----------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                       5     $    191,676.38       0.04%     $   38,335.28      723       79.12%
50,000.01 - 100,000.00                37        3,173,895.21       0.66          85,780.95      731       71.78
100,000.01 - 150,000.00              119       15,043,691.83       3.12         126,417.58      736       79.35
150,000.01 - 200,000.00              125       21,861,567.53       4.53         174,892.54      732       77.11
200,000.01 - 250,000.00              109       24,387,546.92       5.06         223,738.96      725       77.78
250,000.01 - 300,000.00               94       26,189,540.63       5.43         278,612.13      722       76.34
300,000.01 - 350,000.00               70       22,885,760.41       4.75         326,939.43      738       74.63
350,000.01 - 400,000.00               78       29,195,994.23       6.05         374,307.62      730       73.10
400,000.01 - 450,000.00              109       47,285,352.16       9.80         433,810.57      731       74.92
450,000.01 - 500,000.00              145       69,139,447.30      14.34         476,823.77      735       73.29
500,000.01 - 550,000.00               73       38,677,713.87       8.02         529,831.70      745       74.59
550,000.01 - 600,000.00               73       42,227,691.24       8.76         578,461.52      736       72.52
600,000.01 - 650,000.00               54       33,982,676.81       7.05         629,308.83      734       71.73
650,000.01 - 700,000.00               23       15,633,926.68       3.24         679,735.94      735       70.82
700,000.01 - 750,000.00               30       21,992,499.12       4.56         733,083.30      743       71.37
750,000.01 - 800,000.00               15       11,604,283.62       2.41         773,618.91      737       69.73
800,000.01 - 850,000.00               13       10,822,804.70       2.24         832,523.44      761       67.59
850,000.01 - 900,000.00                9        7,861,224.11       1.63         873,469.35      758       66.20
900,000.01 - 950,000.00                9        8,409,879.37       1.74         934,431.04      760       73.25
950,000.01 - 1,000,000.00             17       16,727,594.64       3.47         983,976.16      749       68.48
1,000,000.01 - 1,500,000.00           10       13,074,528.72       2.71       1,307,452.87      755       66.28
1,500,000.01 - 2,000,000.00            1        1,900,000.00       0.39       1,900,000.00      651       45.29
----------------------------------------------------------------------------------------------------------------
TOTAL:                             1,218     $482,269,295.48     100.00%     $  395,951.80      736       73.21%
================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Aggregate Group Mortgage Loans is expected to be approximately $395,952.

                                                                              64

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

     ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
ORIGINAL LOAN-TO-VALUE            MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
RATIOS (%)                         LOANS         BALANCE         BALANCE       BALANCE       SCORE       LTV
--------------------------------------------------------------------------------------------------------------

20.01 - 25.00                          3     $  1,506,269.74       0.31%     $502,089.91      699       22.93%
25.01 - 30.00                          6        2,344,247.14       0.49       390,707.86      774       28.44
30.01 - 35.00                          5        2,082,918.63       0.43       416,583.73      700       33.09
35.01 - 40.00                         10        5,359,496.28       1.11       535,949.63      745       36.84
40.01 - 45.00                         14        6,579,161.08       1.36       469,940.08      766       43.25
45.01 - 50.00                         28       13,887,695.92       2.88       495,989.14      725       47.87
50.01 - 55.00                         27       13,795,347.26       2.86       510,938.79      740       53.18
55.01 - 60.00                         28       17,617,513.83       3.65       629,196.92      754       57.78
60.01 - 65.00                         50       28,561,176.47       5.92       571,223.53      745       63.33
65.01 - 70.00                         98       43,809,593.94       9.08       447,036.67      728       68.51
70.01 - 75.00                         95       47,126,018.38       9.77       496,063.35      734       73.81
75.01 - 80.00                        841      294,921,774.35      61.15       350,679.87      737       79.78
80.01 - 85.00                          2          630,118.81       0.13       315,059.41      753       83.65
85.01 - 90.00                          9        3,290,858.07       0.68       365,650.90      668       89.93
90.01 - 95.00                          2          757,105.58       0.16       378,552.79      706       95.00
--------------------------------------------------------------------------------------------------------------
TOTAL:                             1,218     $482,269,295.48     100.00%     $395,951.80      736       73.21%
==============================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Group Mortgage Loans is expected to be approximately 73.21%.

                                                                              65

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

    CURRENT MORTGAGE INTEREST RATES OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
CURRENT MORTGAGE INTEREST         MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL      REDIT    ORIGINAL
RATES (%)                          LOANS         BALANCE         BALANCE       BALANCE       SCORE       LTV
--------------------------------------------------------------------------------------------------------------

4.251 - 4.500                          1     $    272,000.00       0.06%     $272,000.00      700       80.00%
4.501 - 4.750                          5        2,672,931.73       0.55       534,586.35      737       54.76
4.751 - 5.000                         23       12,955,934.54       2.69       563,301.50      739       74.65
5.001 - 5.250                         27       13,193,724.28       2.74       488,656.45      734       72.64
5.251 - 5.500                         79       31,734,632.29       6.58       401,704.21      742       74.61
5.501 - 5.750                        165       73,119,820.05      15.16       443,150.42      742       74.09
5.751 - 6.000                        281      120,103,484.90      24.90       427,414.54      737       73.19
6.001 - 6.250                        261       97,753,824.57      20.27       374,535.73      733       71.94
6.251 - 6.500                        225       83,116,834.56      17.23       369,408.15      733       72.72
6.501 - 6.750                        102       35,547,750.16       7.37       348,507.35      738       74.45
6.751 - 7.000                         36        8,304,464.69       1.72       230,679.57      730       77.53
7.001 - 7.250                          4        1,197,106.24       0.25       299,276.56      732       76.12
7.251 - 7.500                          8        2,197,811.41       0.46       274,726.43      689       78.68
7.501 - 7.750                          1           98,976.06       0.02        98,976.06      755       80.00
--------------------------------------------------------------------------------------------------------------
TOTAL:                             1,218     $482,269,295.48     100.00%     $395,951.80      736       73.21%
==============================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Aggregate Group Mortgage Loans is expected to be approximately
     6.030% per annum.

             GROSS MARGINS OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
GROSS MARGIN (%)                   LOANS         BALANCE         BALANCE       BALANCE       SCORE       LTV
--------------------------------------------------------------------------------------------------------------

2.001 - 2.250                      1,218     $482,269,295.48     100.00%     $395,951.80      736      73.21%
--------------------------------------------------------------------------------------------------------------
TOTAL:                             1,218     $482,269,295.48     100.00%     $395,951.80      736      73.21%
==============================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Aggregate
     Group Mortgage Loans is expected to be approximately 2.250% per annum.

                                                                              66

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

             RATE CEILINGS OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE         AGGREGATE            AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
RATE CEILINGS (%)                  LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

9.501 - 9.750                          5      $  2,672,931.73          0.55%          $534,586.35        737      54.76%
9.751 - 10.000                        22        12,791,934.54          2.65            581,451.57        739      74.58
10.001 - 10.250                       26        12,752,124.28          2.64            490,466.32        734      72.39
10.251 - 10.500                       72        29,260,777.83          6.07            406,399.69        742      74.53
10.501 - 10.750                      152        67,006,242.13         13.89            440,830.54        741      73.80
10.751 - 11.000                      247       102,639,945.85         21.28            415,546.34        735      73.37
11.001 - 11.250                      229        86,300,849.72         17.89            376,859.61        733      71.83
11.251 - 11.500                      202        72,850,281.73         15.11            360,644.96        733      72.23
11.501 - 11.750                      100        35,787,636.13          7.42            357,876.36        741      74.61
11.751 - 12.000                       67        24,817,165.36          5.15            370,405.45        744      73.62
12.001 - 12.250                       36        12,669,935.09          2.63            351,942.64        737      73.08
12.251 - 12.500                       38        15,070,499.62          3.12            396,592.10        731      76.46
12.501 - 12.750                       16         5,972,668.01          1.24            373,291.75        738      76.48
12.751 - 13.000                        4         1,114,838.38          0.23            278,709.60        686      80.00
13.001 - 13.250                        1           421,746.00          0.09            421,746.00        702      80.00
13.251 - 13.500                        1           139,719.08          0.03            139,719.08        676      80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,218      $482,269,295.48        100.00%          $395,951.80        736      73.21%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Aggregate
     Group Mortgage Loans is expected to be approximately 11.154% per annum.

                                                                              67

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

      FIRST RATE ADJUSTMENT DATE OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE       WEIGHTED   WEIGHTED
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-    AVERAGE    AVERAGE
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL     CREDIT    ORIGINAL
FIRST RATE ADJUSTMENT DATE         LOANS          BALANCE            BALANCE            BALANCE         SCORE       LTV
-------------------------------------------------------------------------------------------------------------------------

April 1, 2007                          1      $    688,150.50          0.14%          $688,150.50        718      80.00%
May 1, 2007                            1           431,981.99          0.09            431,981.99        765      80.00
June 1, 2007                          13         5,981,922.36          1.24            460,147.87        722      72.23
July 1, 2007                          19         8,842,618.93          1.83            465,401.00        757      67.29
September 1, 2008                      1           514,800.00          0.11            514,800.00        683      90.00
October 1, 2008                        1           479,200.00          0.10            479,200.00        744      80.00
November 1, 2008                       3         1,528,800.00          0.32            509,600.00        748      80.00
December 1, 2008                      48        17,011,648.87          3.53            354,409.35        738      73.81
January 1, 2009                       64        23,771,219.08          4.93            371,425.30        736      76.06
February 1, 2009                      28        17,241,292.95          3.58            615,760.46        750      72.54
December 1, 2009                       1           130,118.81          0.03            130,118.81        685      84.87
September 1, 2010                      3           540,928.00          0.11            180,309.33        707      70.66
October 1, 2010                        4         1,019,419.00          0.21            254,854.75        736      75.06
November 1, 2010                      11         3,388,388.54          0.70            308,035.32        734      76.07
December 1, 2010                     235        68,062,720.06         14.11            289,628.60        728      75.54
January 1, 2011                      366       139,800,937.98         28.99            381,969.78        735      75.39
February 1, 2011                     118        66,073,792.40         13.70            559,947.39        738      72.86
October 1, 2012                        1           147,420.16          0.03            147,420.16        751      80.00
November 1, 2012                       2           599,300.00          0.12            299,650.00        719      75.29
December 1, 2012                      32         9,689,246.45          2.01            302,788.95        729      73.47
January 1, 2013                       64        30,229,052.62          6.27            472,328.95        743      68.55
February 1, 2013                      16         9,144,820.00          1.90            571,551.25        732      70.42
November 1, 2015                       2           691,200.00          0.14            345,600.00        744      80.00
December 1, 2015                      67        29,816,291.02          6.18            445,019.27        741      67.39
January 1, 2016                      117        46,444,025.76          9.63            396,957.49        739      69.81
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,218      $482,269,295.48        100.00%          $395,951.80        736      73.21%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Aggregate Group Mortgage Loans is expected to be approximately 67 months.

                                                                              68

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

            REMAINING TERMS OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
REMAINING TERM (MONTHS)            LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

221 - 240                              1      $    613,629.06          0.13%          $613,629.06           733           75.46%
301 - 320                             34        15,944,673.78          3.31            468,960.99           743           70.04
341 - 360                          1,183       465,710,992.64         96.57            393,669.48           736           73.32
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,218      $482,269,295.48        100.00%          $395,951.80           736           73.21%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Aggregate Group Mortgage Loans is expected to be approximately 357 months.

     CREDIT SCORING OF MORTGAGORS OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
CREDIT SCORES                      LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

801 - 850                             35      $ 17,733,520.33          3.68%          $506,672.01           806           73.75%
751 - 800                            418       173,323,048.04         35.94            414,648.44           774           73.09
701 - 750                            473       180,857,528.60         37.50            382,362.64           728           73.46
651 - 700                            272       100,229,054.46         20.78            368,489.17           684           72.58
601 - 650                             19         9,551,144.05          1.98            502,691.79           637           77.76
Not Scored                             1           575,000.00          0.12            575,000.00             0            50.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,218      $482,269,295.48        100.00%          $395,951.80           736           73.21%
===================================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              69

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                             BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-B
                                                      $478,411,000 (approximate)
[Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

       ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE AGGREGATE GROUP
                               MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
ORIGINAL DEBT-TO-                 MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
INCOME RATIOS (%)                  LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

1.01 - 5.00                            4         1,440,039.78          0.30            360,009.95           774           80.00
5.01 - 10.00                           6         1,921,377.92          0.40            320,229.65           741           75.73
10.01 - 15.00                         17         8,384,835.15          1.74            493,225.60           764           58.06
15.01 - 20.00                         41        22,123,051.29          4.59            539,586.62           727           66.01
20.01 - 25.00                         68        30,941,118.95          6.42            455,016.46           749           72.77
25.01 - 30.00                        129        55,230,858.66         11.45            428,146.19           750           70.67
30.01 - 35.00                        199        70,542,683.43         14.63            354,485.85           737           74.60
35.01 - 40.00                        282       103,228,639.31         21.40            366,059.00           731           75.11
40.01 - 45.00                        279       102,921,516.12         21.34            368,894.32           732           74.50
45.01 - 50.00                        100        42,741,720.47          8.86            427,417.20           735           74.65
50.01 - 55.00                         29        13,760,728.70          2.85            474,507.89           727           74.62
55.01 - 60.00                         24        11,140,957.10          2.31            464,206.55           725           69.97
60.01 - 65.00                          2           618,044.82          0.13            309,022.41           625           70.07
65.01 - 70.00                          2           772,200.00          0.16            386,100.00           734           78.92
70.01 - 75.00                          1           251,250.00          0.05            251,250.00           747           75.00
Not Scored                            35      $ 16,250,273.78          3.37%          $464,293.54           743           70.22%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,218      $482,269,295.48        100.00%          $395,951.80           736           73.21%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Aggregate Group Mortgage Loans is expected to be approximately
     36.04%.

       MONTHS SINCE ORIGINATION OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                 AGGREGATE          AGGREGATE           AVERAGE
                                 NUMBER OF   STATISTICAL CUT-   STATISTICAL CUT-   STATISTICAL CUT-      WEIGHTED        WEIGHTED
                                  MORTGAGE     OFF PRINCIPAL      OFF PRINCIPAL      OFF PRINCIPAL    AVERAGE CREDIT      AVERAGE
MONTHS SINCE ORIGINATION           LOANS          BALANCE            BALANCE            BALANCE            SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

1 - 6                              1,179      $463,771,699.77         96.16%          $393,360.22           736           73.29%
13 - 18                                4         1,890,185.68          0.39            472,546.42           745           78.77
19 - 24                                1           662,736.25          0.14            662,736.25           641           79.32
43 - 48                               34        15,944,673.78          3.31            468,960.99           743           70.04
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,218      $482,269,295.48        100.00%          $395,951.80           736           73.21%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Aggregate Group Mortgage Loans is expected to be approximately 4 months.

                                                                              70

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.